Exhibit 99.2

EXECUTION VERSION

MORTGAGE LOAN PURCHASE AGREEMENT

This Mortgage Loan Purchase Agreement (this “Agreement”), is dated and effective as of January 28, 2021, between Morgan Stanley Mortgage Capital Holdings LLC, as seller (in such capacity, together with its successors and permitted assigns hereunder, the “Mortgage Loan Seller” or “Seller”), and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the “Purchaser”).

RECITALS

The Mortgage Loan Seller desires to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser desires to purchase, subject to the terms and conditions set forth herein, the commercial, multifamily and/or manufactured housing community mortgage loans (collectively, the “Mortgage Loans”) identified on the schedule annexed hereto as Exhibit A (as such schedule may be amended from time to time pursuant to the terms hereof, the “Mortgage Loan Schedule”).

The Purchaser intends to create a trust (the “Trust”), the primary assets of which will be a segregated pool of commercial, multifamily, manufactured housing community and residential cooperative mortgage loans, that includes the Mortgage Loans. Beneficial ownership of the assets of the Trust (such assets collectively, the “Trust Fund”) will be evidenced by a series of mortgage pass-through certificates (the “Certificates”). Certain classes of the Certificates will be rated by nationally recognized statistical rating organizations (the “Rating Agencies”). Certain classes of Certificates (the “Registered Certificates”) will be registered under the Securities Act of 1933, as amended (the “Securities Act”), and certain classes of Certificates (the “Non-Registered Certificates”) will not be registered under the Securities Act. The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of February 1, 2021 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Depositor”), Wells Fargo Bank, National Association, as general master servicer (in such capacity, the “General Master Servicer”), KeyBank National Association, as general special servicer (the “General Special Servicer”), National Cooperative Bank, N.A. (“NCB”), as NCB master servicer and as NCB special servicer, Park Bridge Lender Services LLC, as operating advisor (in such capacity, the “Operating Advisor”) and as asset representations reviewer (in such capacity, the “Asset Representations Reviewer”), Wells Fargo Bank, National Association, as certificate administrator (in such capacity, the “Certificate Administrator”), as tax administrator and as custodian (in such capacity, the “Custodian”), and Wilmington Trust, National Association, as trustee (the “Trustee”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof) (except with respect to the definition of “Servicing File,” which for purposes of this Agreement shall not include the documents described in clause (b) in the definition of such term in the Pooling and Servicing Agreement). Any reference to a provision of the Pooling and Servicing Agreement shall be to the Pooling and Servicing Agreement as in full force and effect on the Closing Date. It is anticipated that the Purchaser will transfer the Mortgage Loans to the Trustee on behalf of the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

The Purchaser intends to sell the Registered Certificates to Wells Fargo Securities, LLC (“WFS”), BofA Securities, Inc. (“BofA Securities”), Morgan Stanley & Co. LLC (“MS&Co.”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, collectively with WFS, BofA Securities, MS&Co. and Academy, in such capacity, the “Underwriters”) pursuant to an underwriting agreement, dated as of the date hereof (the “Underwriting Agreement”), between the Purchaser, Wells Fargo Bank, National Association and the Underwriters. The Purchaser intends to sell the Non-Registered Certificates (other than the RR Interest) to WFS, BofA Securities, MS&Co., Academy and Drexel (collectively in such capacity, the “Initial Purchasers”) pursuant to a certificate purchase agreement, dated as of the date hereof (the “Certificate Purchase Agreement”), between the Purchaser, Wells Fargo Bank, National Association and the Initial Purchasers. The Purchaser intends to transfer the RR Interest to Wells Fargo Bank, National Association (“Wells Fargo”), Bank of America, National Association and Morgan Stanley Bank, N.A. (“MSBNA”) pursuant to the RR Interest Transfer Agreement, dated as of January 29, 2021 (the “RR Interest Transfer Agreement”), between the Depositor, Wells Fargo, Bank of America, National Association and MSBNA. The Certificates are more fully described in (a) that certain prospectus dated January 29, 2021 (together with all annexes and exhibits thereto and information incorporated therein by reference as of the date of filing thereof, the “Prospectus”), relating to the Registered Certificates and (b) that certain private placement memorandum, dated January 29, 2021 (together with all annexes and exhibits thereto, the “Private Placement Memorandum”), relating to the Non-Registered Certificates (other than the RR Interest), as each may be amended or supplemented at any time hereafter.

The Mortgage Loan Seller will indemnify the Depositor, the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans that is contained in (a) that certain preliminary prospectus, dated January 24, 2021, relating to the Registered Certificates (together with all annexes and exhibits thereto and information incorporated therein by reference as of the last Time of Sale (as defined in the Indemnification Agreement), the “Preliminary Prospectus”), (b) that certain preliminary private placement memorandum, dated January 24, 2021, relating to the Non-Registered Certificates (other than the RR Interest) (together with all annexes and exhibits thereto, the “Preliminary Private Placement Memorandum”), (c) the Prospectus, (d) the Private Placement Memorandum and (e) certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of the date hereof (the “Indemnification Agreement”), between the Mortgage Loan Seller, the Depositor, the Underwriters and the Initial Purchasers.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

Section 1.          Agreement to Purchase. The Mortgage Loan Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser agrees to purchase from the Mortgage Loan Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on February 11, 2021 or such other date as shall be mutually acceptable to the parties hereto (the “Closing Date”). As of the Cut-off Date, the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans, if any, on or before such date, whether or not received, of $274,568,000. The purchase price for the Mortgage Loans shall be a combination of (i) the portion of the RR Interest transferred to MSBNA pursuant to the RR Interest Transfer Agreement and (ii) a cash amount set forth on the cross receipt between the Mortgage Loan Seller and the Purchaser dated the Closing Date (which price reflects no deduction for any transaction expenses for which the Mortgage Loan Seller is responsible). The Purchaser shall pay and/or direct to be paid the cash portion of such purchase price to the Mortgage Loan Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto. The Mortgage Loan Seller hereby directs the Purchaser to transfer the portion of the RR Interest referenced above directly to MSBNA. On the Closing Date, the Mortgage Loan Seller shall cause to be delivered to the Depositor with respect to each Actual/360 Mortgage Loan, an amount equal to two (2) days of interest at the related Net Mortgage Rate on the related Cut-off Date Balance.

Section 2.          Conveyance of the Mortgage Loans. (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the satisfaction of the other conditions to the Mortgage Loan Seller’s obligations set forth herein, the Mortgage Loan Seller does hereby sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, all of the right, title and interest of the Mortgage Loan Seller in, to and under the Mortgage Loans and all documents included in the related Mortgage Files and Servicing Files, with the understanding that a servicing rights purchase and sale agreement or comparable agreement may be executed by the Mortgage Loan Seller and the General Master Servicer. Such assignment includes all scheduled payments of principal and interest under and proceeds of the Mortgage Loans received after their respective Cut-off Dates (other than scheduled payments of interest and principal due on or before their respective Cut-off Dates, which shall belong and be promptly remitted to the Mortgage Loan Seller) together with all documents delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan Seller (including all documents included in the related Mortgage Files and Servicing Files and any other documents required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement). The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date, in each case, which shall belong to the Mortgage Loan Seller), except any Seller Defeasance Rights and Obligations.

After the Mortgage Loan Seller’s transfer of the Mortgage Loans to the Purchaser, as provided herein, the Mortgage Loan Seller shall not take any action inconsistent with the Purchaser’s ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Mortgage Loan Seller is expressly permitted to complete subsequent to the Closing Date, the Mortgage Loan Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser.

It is expressly agreed and understood that, notwithstanding the assignment of the Mortgage Loan documents, it is expressly intended that the Mortgage Loan Seller will receive the benefit of any securitization indemnification provisions in the Mortgage Loan documents.

(b)          The conveyance of the Mortgage Loans and the related rights and property accomplished hereby is intended by the parties hereto to constitute a sale by the Mortgage Loan Seller of all the Mortgage Loan Seller’s right, title and interest in and to such Mortgage Loans and such other related rights and property by the Mortgage Loan Seller to the Purchaser. Furthermore, it is not intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, then: (i) this Agreement shall constitute a security agreement under applicable law; (ii) the Mortgage Loan Seller shall be deemed to have granted to the Purchaser, and in any event, the Mortgage Loan Seller hereby grants to the Purchaser, a first priority security interest in all of the Mortgage Loan Seller’s right, title and interest, whether now owned or hereafter acquired, in and to (1) the Mortgage Loans, (2) all documents included in the related Mortgage Files and Servicing Files, (3) all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and (4) all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date); (iii) the assignment by the Purchaser to the Trustee of its interests in the Mortgage Loans as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser (or the Custodian) of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law; and (v) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

(c)          In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, (x) on or before the Closing Date, the Mortgage Note relating to each Mortgage Loan so assigned, endorsed to the Trustee or in blank as specified in clause (i) of the definition of “Mortgage File” in Section 1.01 of the Pooling and Servicing Agreement (or, alternatively, if the original executed Mortgage Note has been lost, a lost note affidavit and indemnity with a copy of such Mortgage Note as specified in clause (i) of the definition of “Mortgage File”) and (y) on or before the date that is forty-five (45) days following the Closing Date (or such later date as may be provided under Sections 2.01(b) or (c)

of the Pooling and Servicing Agreement with respect to any item, and which delivery shall be subject to clauses (e) and (f) in the proviso of the definition of “Mortgage File”), the remainder of the Mortgage File for each Mortgage Loan (together with a list related to each Mortgage Loan indicating the related Mortgage Loan documents included in the related Mortgage File as of the Closing Date (the “Mortgage Loan Checklist”)) and, except in the case of a Mortgage Loan that is part of a Non-Serviced Whole Loan as of the Closing Date, any other items required to be delivered or deposited by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement (other than amounts from reserve accounts and originals of letters of credit, which shall be transferred to the General Master Servicer) for each Mortgage Loan, and shall take such other actions and pay such costs with respect to the Mortgage Loans as may be required under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement.

In addition, on or prior to the fifth (5th) Business Day after the Closing Date, the Mortgage Loan Seller, at its expense, shall deliver to the Custodian five (5) limited powers of attorney substantially in the form attached hereto as Exhibit F in favor of the Custodian (on behalf of the Trustee) and the General Special Servicer to empower the Custodian (on behalf of the Trustee) and, in the event of the failure or incapacity of the Custodian (on behalf of the Trustee), the General Special Servicer to sign and/or deliver to a third party for submission, or to cause the Custodian to sign and/or deliver to a third party for submission, for recording, at the expense of the Mortgage Loan Seller, any mortgage loan documents required to be recorded as described in Section 2.01 of the Pooling and Servicing Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to the Trustee (or the Custodian on its behalf)). The Mortgage Loan Seller agrees to reasonably cooperate with the Custodian, the Trustee and the General Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties hereto agree that no such power of attorney shall be used with respect to any Mortgage Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the earlier of (i) the date that is one hundred eighty (180) days following the delivery of notice of such absence to the Mortgage Loan Seller, but in no event earlier than eighteen (18) months from the Closing Date, and (ii) the date (if any) on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Custodian or the General Special Servicer, as applicable, shall submit such documents for recording, at the Mortgage Loan Seller’s expense, after the periods set forth above, provided, the Custodian or the General Special Servicer, as applicable, shall not submit such assignments for recording if the Mortgage Loan Seller produces evidence that it or a third-party on its behalf has sent any such assignment for recording and certifies that the Mortgage Loan Seller is awaiting its return from the applicable recording office.

(d)          In accordance with Section 2.01(b) of the Pooling and Servicing Agreement, with respect to the delivery of a letter of credit in the manner described in clause (A) of clause (xii) of the definition of “Mortgage File”, the Mortgage Loan Seller shall be deemed to have satisfied the delivery requirements of this Agreement and the Pooling and Servicing Agreement by delivering to the Custodian within ten (10) Business Days following the Closing Date with respect to any such letter(s) of credit a copy of such letter of credit, the transfer documentation and such transmittal communication to the issuing bank indicating that such document has been delivered to the issuing bank for reissuance. If a letter of credit is not in a form that would allow the General Master Servicer to draw on such letter of credit on behalf of the Trust in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents, the Mortgage Loan Seller shall deliver copies of the appropriate transfer or assignment documents to the Custodian promptly following receipt of written notification thereof. If not otherwise paid by the related Mortgagor, the Mortgage Loan Seller shall pay any transfer fee required in order to transfer the beneficiary’s interest from such Mortgage Loan Seller to the General Master Servicer on behalf of the Trust as required hereunder and shall cooperate with the reasonable requests of the General Master Servicer in connection with effectuating a draw under any such letter of credit prior to the date such letter of credit is reissued to the General Master Servicer on behalf of the Trust.

With respect to letters of credit delivered in accordance with subclause (B) of clause (xii) of the definition of “Mortgage File”, within sixty (60) days of the Closing Date or such shorter period as is required by the terms of such letter of credit or other applicable Mortgage Loan documents, the Mortgage Loan Seller shall notify the bank issuing the letter of credit that the General Master Servicer on behalf of the Trustee shall be the beneficiary under such letter of credit. Section 3.01(f) of the Pooling and Servicing Agreement requires the General Master Servicer to present such letter of credit and the related assignment documentation delivered by the Mortgage Loan Seller to the letter of credit bank issuing such letter of credit and request that such letter of credit bank reissue the letter of credit in the name of “Wells Fargo Bank, National Association, as General Master Servicer, on behalf of Wilmington Trust, National Association, as Trustee, for the benefit of registered holders of BANK 2021-BNK31, Commercial Mortgage Pass-Through Certificates, Series 2021-BNK31”. Section 3.01(f) of the Pooling and Servicing Agreement further requires the General Master Servicer to use reasonable efforts to obtain such reissued letter of credit back from the issuing letter of credit bank within sixty (60) days (and in any event within ninety (90) days) following the Closing Date. The Mortgage Loan Seller shall provide such reasonable cooperation as requested by the General Master Servicer, including without limitation by delivering such additional assignment or amendment documents required by the issuing bank in order to reissue a letter of credit as provided above.

(e)          [Reserved.]

(f)          In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, or make available or cause to be made available to, the General Master Servicer in accordance with Section 2.01(d) of the Pooling and Servicing Agreement, the following items: (i) within the timeframe for delivery set forth in Section 2.01(d) of the Pooling and Servicing Agreement, a copy of the Mortgage File for each Mortgage Loan (except that copies of any instruments of assignment that are returned or delivered, as applicable, to the Custodian by the related public recording office in accordance with the requirements of Section 2.01(c) of the Pooling and Servicing Agreement shall be delivered by the Custodian to the General Master Servicer) and (ii) within the timeframe for delivery set forth in Section 2.01(d) of the Pooling and Servicing Agreement, and except in the case of a Mortgage Loan that is part of a Non-Serviced Whole Loan, originals or copies of all financial statements, appraisals, operating statements, environmental reports, engineering reports, Insurance Policies, certificates, guaranty/indemnity agreements, property inspection reports, escrow analysis, tax bills, third-party management agreements, asset summary and financial information on the borrower/sponsor and any guarantor, in each case relating to the origination and servicing of any Mortgage Loan or related Serviced Whole Loan that are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan or Serviced Whole Loan in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans or related Serviced Whole Loan(s) (provided that the Mortgage Loan Seller shall not be required to deliver any internal communications (including such communications between such Mortgage Loan Seller and its Affiliates) or underwriting analysis (including documents prepared by the applicable Mortgage Loan Seller or any of its Affiliates for such purposes), draft documents or any documents or materials prepared by it or its Affiliates for internal uses, attorney client communications that are privileged communications or constitute legal or other due diligence analyses or credit underwriting or due diligence analyses or data and/or other internal approval documents). In addition, for each Mortgage Loan (other than a Mortgage Loan that is part of a Non-Serviced Whole Loan) the Mortgage Loan Seller shall, in accordance with Section 2.01(f) of the Pooling and Servicing Agreement, deliver to and deposit with, or cause to be delivered to and deposited with, the General Master Servicer within three (3) Business Days after the Closing Date, all unapplied reserve funds and Escrow Payments in the possession or under the control of the Mortgage Loan Seller that relate to such Mortgage Loan. In addition, not later than the Closing Date, the Mortgage Loan Seller shall provide to the General Master Servicer the initial data with respect to each Mortgage Loan that is necessary for the preparation of the initial CREFC® Financial File and CREFC® Loan Periodic Update File required to be delivered by the General Master Servicer under the Pooling and Servicing Agreement.

(g)          Under generally accepted accounting principles (“GAAP”) and for federal income tax purposes, the Mortgage Loan Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Mortgage Loan Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Mortgage Loan Seller. In no event shall the Mortgage Loan Seller take any action that is inconsistent with the Trust’s ownership of each Mortgage Loan following the Closing Date.

(h)          The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing Agreement (except with respect to the Administrative Cost Rate). The Mortgage Loan Seller shall, within fifteen (15) days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule; provided that this sentence shall not be construed to relieve the Mortgage Loan Seller of any liability for any related Breach or to shorten the period available to the Mortgage Loan Seller with respect to the cure, repurchase or substitution provisions with respect to a Material Defect set forth in Section 5.

(i)          Notwithstanding anything to the contrary, the Purchaser and the Mortgage Loan Seller hereby acknowledge and agree that with respect to each Mortgage Loan subject to defeasance, the Mortgage Loan Seller has retained the right of the lender under the Mortgage Loan documents to receive a percentage of the economic benefit associated with the ownership of the successor borrower, to designate and establish the successor borrower and to purchase (or cause the purchase on behalf of the related borrower of) the related defeasance collateral, in each case if there is a defeasance of such Mortgage Loan (“Seller Defeasance Rights and Obligations”). The Purchaser shall cause the Pooling and Servicing Agreement to provide that: (i) if the General Master Servicer receives notice of a defeasance request to a Mortgage Loan subject to defeasance, then the General Master Servicer shall provide upon receipt of such notice, written notice of such defeasance request to the Mortgage Loan Seller or its assignee; and (ii) until such time as the Mortgage Loan Seller provides written notice to the contrary, notice of a defeasance of a Mortgage Loan with Seller Defeasance Rights and Obligations shall be delivered to the Mortgage Loan Seller pursuant to the notice provisions of the Pooling and Servicing Agreement.

Section 3.          Examination of Mortgage Loan Files and Due Diligence Review. The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans, that may be undertaken by or on behalf of the Purchaser on or before the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser’s right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller’s representations and warranties made pursuant to Section 4, except as expressly set forth in Section 5.

Section 4.         Representations, Warranties and Covenants of the Mortgage Loan Seller and the Purchaser. (a) The Mortgage Loan Seller hereby makes, as of the date hereof (and, in connection with any replacement of a Defective Loan (as defined in Section 4(f) hereof) with one or more Qualified Substitute Mortgage Loans (also as defined in Section 4(f) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the date hereof, to and for the benefit of the Mortgage Loan Seller, each of the representations and warranties set forth in Exhibit B-2.

(b)          The Mortgage Loan Seller hereby makes, as of the date hereof (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C, subject to the exceptions set forth in Schedule C. The Mortgage Loan Seller is also referred to herein as the “Responsible Repurchase Party”.

(c)          The Mortgage Loan Seller hereby represents and warrants, as of the date hereof, to and for the benefit of the Purchaser only, that the Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person (other than the Depositor or an affiliate thereof, the Underwriters and the Initial Purchasers) who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Mortgage Loans.

(d)          The Mortgage Loan Seller hereby represents and warrants that, with respect to the Mortgage Loans and the Mortgage Loan Seller’s role as “originator” (or the role of any third party as “originator” of any Mortgage Loan for which the Mortgage Loan Seller was not the originator) and “sponsor” in connection with the issuance of the Registered Certificates, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Mortgage Loan Seller contained in each of the Preliminary Prospectus and the Prospectus complies in all material respects with the applicable disclosure requirements of Regulation AB as in effect on the date hereof and for which compliance is required as of the date hereof. As used herein, “Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1125, as such rules may be amended from time to time, and subject to such clarification and interpretation as have been or may hereafter be from time to time provided by the Securities and Exchange Commission (the “Commission”) or by the staff of the Commission, in each case as effective from time to time as of the compliance dates specified therein.

(e)          With respect to each Servicing Function Participant that services a Mortgage Loan as of the Closing Date, the Mortgage Loan Seller either (i) represents and warrants that as of the date hereof such Servicing Function Participant is expected to be an Initial Sub-Servicer under the Pooling and Servicing Agreement or (ii) (A) represents and warrants that it has caused each such Servicing Function Participant to be required to comply, as evidenced by written documentation between each such Servicing Function Participant and the Mortgage Loan Seller, with all reporting requirements set forth in Article XI of the Pooling and Servicing Agreement (including but not limited to the indemnification of each Certification Party from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments any other costs, fees and expenses incurred by such Certification Party arising out of the delivery of any Deficient Exchange Act Deliverable) applicable to such Servicing Function Participant for the Mortgage Loans and (B) covenants with the Purchaser that, for so long as the Trust is subject to the reporting requirements of the Exchange Act, it shall cause each Servicing Function Participant that services a Mortgage Loan as of the Closing Date to comply with all reporting requirements set forth therein.

(f)          The Responsible Repurchase Party hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of any substitution, with respect to any replacement Mortgage Loan (a “Qualified Substitute Mortgage Loan”) that is substituted for a Defective Loan by the Responsible Repurchase Party pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C to this Agreement. For purposes of the representations and warranties set forth in Exhibit C, representations and warranties made as of the Closing Date or as of the Cut-off Date shall, in the case of a Qualified Substitute Mortgage Loan, be made as of the date of substitution. From and after the date of substitution, each Qualified Substitute Mortgage Loan, if any, shall be deemed to constitute a “Mortgage Loan” hereunder for all purposes. A “Defective Loan” is any Mortgage Loan as to which there is an unremedied Material Defect.

(g)          Except for the agreed-upon procedures report obtained from the accounting firm engaged to perform procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans (such report, the “Accountants’ Due Diligence Report”), the Mortgage Loan Seller has not obtained (and, through and including the Closing Date, will not obtain without the consent of the Purchaser) any “third party due diligence report” (as defined in Rule 15Ga-2 under the Exchange Act (“Rule 15Ga-2”)) in connection with the securitization transaction contemplated herein and in the Prospectus and Private Placement Memorandum and, except for the accountants with respect to the Accountants’ Due Diligence Report, the Mortgage Loan Seller has not employed (and, through and including the Closing Date, will not employ without the consent of the Purchaser) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act in connection with the transactions contemplated herein and in the Prospectus and Private Placement Memorandum. The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(g).

(h)          Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall deliver or cause to be delivered an electronic copy of the Diligence File for each Mortgage Loan to the Depositor by uploading such Diligence File (including, if applicable, any additional documents that the Mortgage Loan Seller believes should be included to enable the Asset Representations Reviewer to perform an Asset Review on such Mortgage Loan; provided that such documents are clearly labeled and identified) to the Designated Site, each such Diligence File being organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and the Mortgage Loan Seller.

(i)          Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall provide the Depositor a certificate substantially in the form of Exhibit E, with a copy to each of the General Master Servicer, the General Special Servicer, the Trustee, the Certificate Administrator, the Directing Certificateholder, the Asset Representations Reviewer, the Operating Advisor and the Risk Retention Consultation Party (which may be sent by email).

(j)          If, as part of an Asset Review of a Mortgage Loan, the Asset Representations Reviewer determines it is missing any document that is required to be part of the Review Materials for such Mortgage Loan and that is necessary in connection with its completion of the Asset Review, then, upon written request of the Asset Representations Reviewer, the Mortgage Loan Seller shall provide to the Asset Representations Reviewer, within ten (10) Business Days of receipt of such written request, any such document; provided, however, that the Mortgage Loan Seller shall be required to deliver such missing document only to the extent that such document is in the possession of the Mortgage Loan Seller, but in any event excluding any documents that contain information that is proprietary to the related originator or the Mortgage Loan Seller or any draft documents or privileged or internal communications.

(k)          Upon the completion of an Asset Review with respect to each Mortgage Loan in accordance with the Pooling and Servicing Agreement and receipt of a written invoice from the Asset Representations Reviewer, the Mortgage Loan Seller shall pay the Asset Representations Reviewer Asset Review Fee for the Mortgage Loans subject to that Asset Review within sixty (60) days of such written invoice by the Asset Representations Reviewer; provided, that if any fees payable pursuant to this Section 4(k) are paid by the Trust pursuant to Section 12.02(b) of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall reimburse the Trust for the amount of any such fees.

(l)          The Mortgage Loan Seller acknowledges and agrees that in the event an Enforcing Party elects a dispute resolution method pursuant to Section 2.03 of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall abide by the selected dispute resolution method and otherwise comply with the terms and provisions set forth in the Pooling and Servicing Agreement (including the exhibits thereto) related to such dispute resolution method.

(m)          The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon any failure by the Mortgage Loan Seller to (A) pay the fees described under Section 4(k) above within sixty (60) days of written invoice by the Asset Representations Reviewer or (B) within sixty (60) days of the Closing Date (or such later date specified herein or in the Pooling and Servicing Agreement), provide all documents required to be delivered by it pursuant to Section 4(h) of this Agreement and under the definition of “Diligence File” in the Pooling and Servicing Agreement.

(n)          The Mortgage Loan Seller covenants with the Purchaser that if, on or prior to the later of (i) the ninetieth (90th) day following the Closing Date and (ii) the date upon which all Certificates have been sold to parties unaffiliated with the Depositor, as a result of the occurrence of any event that occurred prior to the Closing Date with respect to the Mortgage Loans or the Mortgage Loan Seller (and the Mortgage Loan Seller hereby covenants to promptly notify the Depositor, the Underwriters and the Initial Purchasers of the occurrence of any such event to the extent it has knowledge thereof), an amendment or supplement to the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to be delivered in connection with sales of the Certificates by the Underwriters, the Initial Purchasers or a dealer, in order to correct any untrue statement of a material fact or any omission to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading, or an amendment or supplement to the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to comply with applicable law, the Mortgage Loan Seller shall do all things necessary (or, with respect to information relating to the Mortgage Loans, provide all information in its possession) to assist the Depositor to prepare and furnish, at the expense of the Mortgage Loan Seller (to the extent that such amendment or supplement relates to the Mortgage Loan Seller, the Mortgage Loans and/or any information describing the same, as provided by the Mortgage Loan Seller), to the Underwriters and Initial Purchasers such amendments or supplements to the Prospectus or Private Placement Memorandum as may be necessary, so that the statements in the Prospectus or Private Placement Memorandum as so amended or supplemented, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not so contain an untrue statement of material fact or omit to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading or so that the Prospectus or Private Placement Memorandum (as so annexed or supplemented), including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not so fail to comply with applicable law. All terms used in this Section 4(n) and not otherwise defined herein shall have the meaning set forth in the

Indemnification Agreement. Notwithstanding the foregoing, the Mortgage Loan Seller shall have no affirmative obligation to monitor the performance of the Mortgage Loans or any changes in condition or circumstance of any Mortgaged Property, Mortgagor, guarantor or any of their Affiliates after the Closing Date in connection with its obligations under this Section 4(n). The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(n).

Section 5.          Notice of Breach; Cure, Repurchase and Substitution. (a) The Responsible Repurchase Party shall, not later than ninety (90) days after (i) except in the case of the succeeding clause (ii), the Responsible Repurchase Party’s receipt of notice of or, if earlier, the Responsible Repurchase Party’s discovery of, a Material Defect or (ii) in the case of a Material Defect relating to a Mortgage Loan not being a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage, the earlier of (x) the discovery by the Responsible Repurchase Party or any party to the Pooling and Servicing Agreement of such Material Defect and (y) receipt of notice of the Material Defect from any party to the Pooling and Servicing Agreement (such ninety (90) day period, the “Initial Cure Period”), (A) cure such Material Defect in all material respects, at the Responsible Repurchase Party’s own expense, including reimbursement of any related reasonable additional expenses of the Trust reasonably incurred by any party to the Pooling and Servicing Agreement, (B) repurchase the affected Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable), at the applicable Purchase Price and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement or (C) substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted) for such affected Mortgage Loan or REO Loan (provided that in no event shall any such substitution occur on or after the second anniversary of the Closing Date) and pay the General Master Servicer for deposit into the Collection Account, any Substitution Shortfall Amount in connection therewith and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement; provided, however, that except with respect to a Material Defect resulting solely from the failure by the Responsible Repurchase Party to deliver to the Trustee or Custodian the actual policy of lender’s title insurance required pursuant to clause (viii) of the definition of Mortgage File by a date not later than eighteen (18) months following the Closing Date, if such Material Defect is capable of being cured but is not cured within the Initial Cure Period, and the Responsible Repurchase Party has commenced and is diligently proceeding with the cure of such Material Defect within the Initial Cure Period, the Responsible Repurchase Party shall have an additional ninety (90) days commencing immediately upon the expiration of the Initial Cure Period (such additional ninety (90) day period, the “Extended Cure Period”) to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable) or substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted)); provided, further, that with respect to such Extended Cure Period the Responsible Repurchase Party has delivered an officer’s certificate to the Trustee, the Certificate Administrator, the General Master Servicer, the General Special Servicer, the Operating Advisor and (with respect to any Mortgage Loan other than an Excluded Loan with respect to the Directing Certificateholder or the Holder of the majority of the Controlling Class, prior to the occurrence of a Consultation Termination Event) the Directing Certificateholder, setting forth the reason such Material Defect is not capable of being cured within the Initial Cure Period and what actions the Responsible Repurchase Party is pursuing in connection with the cure thereof and stating that the Responsible Repurchase Party anticipates that such Material Defect will be cured within the Extended Cure Period; and provided, further, that, if any such Material Defect is not cured after the Initial Cure Period and any such Extended Cure Period solely due to the failure of the Responsible Repurchase Party to have received the recorded document, then the Responsible Repurchase Party shall be entitled to continue to defer its cure, repurchase and/or substitution obligations in respect of such Material Defect until eighteen (18) months after the Closing Date so long as the Responsible Repurchase Party certifies to the Trustee, the General Master Servicer, the General Special Servicer, the Directing Certificateholder (prior to the occurrence and continuance of a Consultation Termination Event) and the Certificate Administrator no less than every ninety (90) days, beginning at the end of such Extended Cure Period, that the Material Defect is still in effect solely because of its failure to have received the recorded document and that the Responsible Repurchase Party is diligently pursuing the cure of such Material Defect (specifying the actions being taken). Notwithstanding the foregoing, any Defect or Breach that causes any Mortgage Loan not to be a “qualified mortgage” (within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of Certificateholders therein, and (subject to the Responsible Repurchase Party’s right to cure such Defect or Breach during the Initial Cure Period) such Mortgage Loan shall be repurchased or substituted for without regard to the Extended Cure Period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the funds in the amount of the Purchase Price remitted by the Responsible Repurchase Party are to be remitted by wire transfer to the General Master Servicer for deposit into the Collection Account. Any such repurchase or substitution of a Mortgage Loan shall be on a whole loan, servicing released basis.

If the Responsible Repurchase Party , in connection with a Material Defect (or an allegation of a Material Defect) pertaining to a Mortgage Loan agrees to a Loss of Value Payment, pursuant to any agreement or a settlement between the Responsible Repurchase Party and the Enforcing Servicer on behalf of the Trust (and, with respect to any Mortgage Loan other than an Excluded Loan with respect to the Directing Certificateholder or the Holder of the majority of the Controlling Class, with the consent of the Directing Certificateholder if no Control Termination Event has occurred and is continuing) with respect to such Mortgage Loan, the amount of such Loss of Value Payment shall be remitted by wire transfer to the Enforcing Servicer for deposit into the Loss of Value Reserve Fund. The Loss of Value Payment shall include the portion of any Liquidation Fees payable to the Enforcing Servicer in respect of such Loss of Value Payment and the portion of fees of the Asset Representations Reviewer payable pursuant to Section 4(k) above attributable to the Asset Review of such Mortgage Loan and not previously paid by the Responsible Repurchase Party . If such Loss of Value Payment is made, the Loss of Value Payment shall serve as the sole remedy available to the Certificateholders and the Trustee on their behalf regarding any such Material Defect in lieu of any obligation of the Responsible Repurchase Party to otherwise cure such Material Defect or repurchase or substitute for the affected Mortgage Loan based on such Material Defect under any circumstances. This paragraph is intended to apply only to a mutual agreement or settlement between the Responsible Repurchase Party and the Enforcing Servicer on behalf of the Trust. The following terms shall apply to any Loss of Value Payment: (i) prior to any agreement or settlement between the Responsible Repurchase Party and the Enforcing Servicer nothing in this paragraph shall preclude the Responsible Repurchase Party or the Enforcing Servicer from exercising any of its rights related to a Material Defect in the manner and timing set forth in this Agreement (excluding this paragraph) or the Pooling and Servicing Agreement (including any right to cure, repurchase or substitute for such Mortgage Loan), (ii) such Loss of Value Payment shall not be greater than the Purchase Price of the affected Mortgage Loan; and (iii) a Material Defect as a result of a Mortgage Loan not constituting a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a “qualified mortgage”) may not be cured by a Loss of Value Payment.

The Responsible Repurchase Party’s obligation to cure any Material Defect, repurchase or substitute for any affected Mortgage Loan or pay the Loss of Value Payment or other required payment pursuant to this Section 5 shall constitute the sole remedy available to the Purchaser in connection with a Material Defect; provided, however, that no limitation of remedy is implied with respect to the Responsible Repurchase Party’s breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes.

The remedies provided for in this subsection with respect to any Material Defect with respect to any Mortgage Loan shall also apply to the related REO Property.

If any Breach that constitutes a Material Defect pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then the Responsible Repurchase Party may cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust (by wire transfer of immediately available funds) for (i) the reasonable amount of any such costs and expenses incurred by the General Master Servicer, the General Special Servicer, the Certificate Administrator, the Trustee or the Trust that are incurred as a result of such Breach and have not been reimbursed by the related Mortgagor and (ii) the amount of any fees payable pursuant to Section 4(k) above to the extent not previously paid by the Responsible Repurchase Party to the Asset Representations Reviewer attributable to the Asset Review of such Mortgage Loan. Except as provided in the proviso to the immediately preceding sentence, the Responsible Repurchase Party shall remit the amount of such costs and expenses to the General Special Servicer for disbursement to the applicable Persons and upon its making such remittance, the Responsible Repurchase Party shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Responsible Repurchase Party are subsequently obtained from the related Mortgagor, the portion of the cure payment made by the Responsible Repurchase Party equal to such fees or expenses obtained from the related Mortgagor shall promptly be returned to the Responsible Repurchase Party .

Notwithstanding anything contained in this Agreement or the Pooling and Servicing Agreement, a delay in either the discovery of a Material Defect or in providing notice of such Material Defect shall relieve the Responsible Repurchase Party of its obligation to cure, repurchase or substitute for (or make a Loss of Value Payment with respect to) the related Mortgage Loan under this Agreement if (i) the Responsible Repurchase Party did not otherwise discover or have knowledge of such Material Defect, (ii) such delay is a result of the failure by the Purchaser or any other party to the Pooling and Servicing Agreement to provide prompt notice as required by the terms of this Agreement or the Pooling and Servicing Agreement after such party has actual knowledge of such Material Defect (it being understood that knowledge shall not be deemed to exist by reason of the Custodial Exception Report), (iii) such Material Defect does not relate to the applicable Mortgage Loan not being a “qualified mortgage” within the meaning of Code Section 860G(a)(3), but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective obligation to be treated as a qualified mortgage, and (iv) such delay or failure to provide notice precludes the Responsible Repurchase Party from curing such Material Defect and such Material Defect was otherwise curable. Notwithstanding anything contained in this Agreement, if a Mortgage Loan is not secured by a Mortgaged Property that is, in whole or in part, a hotel, restaurant (operated by a borrower), healthcare facility, nursing home, assisted living facility, self-storage facility, theater or fitness center (operated by a Mortgagor), then the failure to deliver copies of the UCC financing statements with respect to such Mortgage Loan pursuant to Section 2 hereof shall not be a Material Defect.

If there is a Material Defect with respect to one or more Mortgaged Properties securing a Mortgage Loan, the Responsible Repurchase Party shall not be obligated to repurchase the Mortgage Loan if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Responsible Repurchase Party provides an Opinion of Counsel to the effect that such release would not cause an Adverse REMIC Event and (iii) each applicable Rating Agency has provided a Rating Agency Confirmation.

(b)          Whenever one or more Qualified Substitute Mortgage Loans are substituted for a Defective Loan by the Responsible Repurchase Party as contemplated by this Section 5, upon direction by the General Master Servicer or the General Special Servicer, as applicable, the Responsible Repurchase Party shall deliver to the Custodian the related Mortgage File and a certification to the effect that such Qualified Substitute Mortgage Loan satisfies or such Qualified Substitute Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of “Qualified Substitute Mortgage Loan” in the Pooling and Servicing Agreement. No mortgage loan may be substituted for a Defective Loan as contemplated by this Section 5 if the Mortgage Loan to be replaced was itself a Qualified Substitute Mortgage Loan, in which case, absent a cure of the relevant Material Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) after the related date of substitution, and Periodic Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after its respective Cut-off Date and on or prior to the related date of substitution, shall be part of the Trust Fund. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) on or prior to the related date of substitution, and Periodic Payments due with respect to each corresponding Defective Loan that is purchased or repurchased, as the case may be, or replaced with one or more Qualified Substitute Mortgage Loans (any such Mortgage Loan, a “Deleted Mortgage Loan”) (if any) after the related date of substitution, shall not be part of the Trust Fund and are to be remitted by the General Master Servicer to the Responsible Repurchase Party promptly following receipt.

If any Mortgage Loan is to be repurchased or replaced as contemplated by this Section 5, upon direction by the General Master Servicer or the General Special Servicer, as applicable, the Mortgage Loan Seller shall amend the Mortgage Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable, the substitution of the related Qualified Substitute Mortgage Loan(s) and deliver or cause the delivery of such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement. Upon any substitution of one or more Qualified Substitute Mortgage Loans for a Deleted Mortgage Loan, such Qualified Substitute Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

If any Mortgage Loan that is part of a Crossed Mortgage Loan Group is required to be repurchased or substituted, the provisions of Section 2.03(h), Section 2.03(i) and Section 2.03(j) of the Pooling and Servicing Agreement shall apply.

(c)          The Responsible Repurchase Party shall be entitled, and the Purchaser shall cause the Pooling and Servicing Agreement to entitle the Responsible Repurchase Party, upon the date when the full amount of the Purchase Price or Substitution Shortfall Amount (as the case may be) for any Mortgage Loan repurchased or replaced as contemplated by this Section 5 has been deposited in the account designated therefor by the Trustee as the assignee of the Purchaser (or the General Master Servicer on behalf of the Trustee) and, if applicable, receipt by the Trustee as the assignee of the Purchaser (or the Custodian) of the Mortgage File for each Qualified Substitute Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with any certifications and/or opinions required pursuant to this Section 5 to be delivered by the Responsible Repurchase Party, to (i) a release of the Mortgage File and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement for the Deleted Mortgage Loan to the Responsible Repurchase Party or its designee, (ii) the execution and delivery of such instruments of release, transfer and/or assignment, in each case without recourse, as shall be prepared by the Responsible Repurchase Party and are reasonably necessary to vest in the Responsible Repurchase Party or its designee the ownership of such Deleted Mortgage Loan, and (iii) the execution and delivery of notice to the affected Mortgagor of the retransfer of such Deleted Mortgage Loan. In connection with any such repurchase or substitution by the Responsible Repurchase Party, the Purchaser shall also cause the Pooling and Servicing Agreement to require each of the General Master Servicer and the General Special Servicer to deliver to the Responsible Repurchase Party or its designee, and the Responsible Repurchase Party or its designee shall be entitled to delivery from the General Master Servicer and the General Special Servicer of, any portion of the related Servicing File (as such term is defined in the Pooling and Servicing Agreement), together with any Escrow Payments, reserve funds and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, held by or on behalf of the General Master Servicer or the General Special Servicer, as the case may be, with respect to the Deleted Mortgage Loan, in each case at the expense of the Responsible Repurchase Party.

(d)          [Reserved.]

(e)          The Mortgage Loan Seller acknowledges and agrees that the Purchaser shall have no liability to the Mortgage Loan Seller or otherwise for any failure of the Mortgage

Loan Seller or any other party to the Pooling and Servicing Agreement to perform its obligations provided for thereunder.

(f)          The Mortgage Loan Seller (to the extent it receives any request or demand, whether oral or written, that a Mortgage Loan be repurchased or replaced, whether arising from a Material Defect or other breach of a representation or warranty, such recipient a “Seller Request Recipient” and such request or demand, a “Repurchase Request”) agrees to provide to the Purchaser: (i) written notice of any Repurchase Request, which notice will specify if such Repurchase Request is a 15Ga-1 Notice; (ii) written notice of (A) the existence of any dispute regarding such Repurchase Request, whether written or oral, between such Seller Request Recipient and the Person making such Repurchase Request, (B) the expiration of any applicable Initial Cure Period, or, if applicable, any Extended Cure Period, (C) the withdrawal of such Repurchase Request by the Person making such Repurchase Request, (D) the rejection of such Repurchase Request by the Seller Request Recipient and (E) the repurchase or replacement of any Mortgage Loan pursuant to this Section 5 and Section 2.03 of the Pooling and Servicing Agreement; and (iii) upon reasonable request of the Purchaser (subject to Section 5(g)), such other information in the Seller Request Recipient’s possession as would be necessary to permit the Purchaser to comply with its obligations under Rule 15Ga-1 under the Exchange Act to disclose fulfilled and unfulfilled repurchase or replacement requests or demands of any Person relating to any Mortgage Loan or to comply with any other obligations applicable to it under law or regulation.

Each notice required to be delivered pursuant to this Section 5(f) may be delivered by electronic means. Each notice required to be delivered pursuant to clauses (i) and (ii) of the immediately preceding paragraph shall be given not later than the tenth (10th) Business Day after the event giving rise to the requirement for such notice and any information requested pursuant to clause (iii) of the immediately preceding paragraph shall be provided as promptly as practicable after such request is made. Each notice required to be delivered pursuant to clause (i) of the immediately preceding paragraph shall identify (a) the date on which such Repurchase Request was made, (b) the Mortgage Loan with respect to which such Repurchase Request was made, (c) the identity of the Person making such request, and (d) the basis, if any, asserted for such request by such Person. Each notice required to be delivered pursuant to clause (ii) of the immediately preceding paragraph shall identify (a) the date of such withdrawal, rejection, repurchase or replacement, or the date of the commencement of such dispute, as applicable, (b) if pertaining to a dispute, the nature of such dispute, (c) if pertaining to the expiration of an Initial Cure Period or an Extended Cure Period, the expiration date of such Initial Cure Period or, if applicable, an Extended Cure Period, (d) if pertaining to a withdrawal, the basis for such withdrawal given to the Seller Request Recipient or an indication that no basis was given by the Person withdrawing such Repurchase Request, (e) if pertaining to a rejection by the Seller Request Recipient, the basis for the Seller Request Recipient’s rejection and (f) if pertaining to a repurchase or replacement, the date of such repurchase or replacement.

(g)          Each of the Mortgage Loan Seller and the Purchaser acknowledge and agree that (i) a Repurchase Request Recipient under the Pooling and Servicing Agreement will not, in connection with providing the Mortgage Loan Seller or the Purchaser with any 15Ga-1 Notice under the Pooling and Servicing Agreement, be required to deliver any attorney-client privileged communication or any information protected by the attorney work product doctrine,

(ii) any 15Ga-1 Notice delivered to the Mortgage Loan Seller or the Purchaser under the Pooling and Servicing Agreement is provided only to assist the Mortgage Loan Seller, the Purchaser and any of their respective Affiliates in complying with Rule 15Ga-1, Items 1104 and 1121 of Regulation AB and/or any other law or regulation, (iii) (A) no action taken by, or inaction of, a Repurchase Request Recipient and (B) no information provided to the Mortgage Loan Seller or the Purchaser pursuant to Section 2.02(g) of the Pooling and Servicing Agreement by a Repurchase Request Recipient, shall be deemed to constitute a waiver or defense to the exercise of any legal right the Repurchase Request Recipient may have with respect to this Agreement or the Pooling and Servicing Agreement and (iv) receipt of a 15Ga-1 Notice or delivery of any notice required to be delivered pursuant to Section 5(f) shall not in and of itself constitute delivery, or receipt, of notice of any Material Defect or knowledge on the part of the Mortgage Loan Seller or Responsible Repurchase Party of any Material Defect or admission by the Mortgage Loan Seller or Responsible Repurchase Party of the existence of any Material Defect.

(h)          The Mortgage Loan Seller shall provide to the Purchaser relevant portions of any Form ABS-15G that the Mortgage Loan Seller is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Repurchase Request with respect to any Mortgage Loan) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. Promptly upon request, the Purchaser shall provide or cause to be provided to the Mortgage Loan Seller such information regarding the principal balance of any Mortgage Loan as is necessary in order for the Mortgage Loan Seller to prepare any such Form ABS-15G.

(i)          The Purchaser shall provide to the Mortgage Loan Seller any relevant portions of any Form ABS-15G that the Purchaser is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Mortgage Loan and that was not provided by the Mortgage Loan Seller) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. The Trust’s CIK# is 0001840121.

Section 6.          Closing. The closing of the sale of the Mortgage Loans (the “Closing”) shall be held at the offices of special counsel to the Purchaser at 10:00 a.m., New York City time, on the Closing Date.

The Closing shall be subject to each of the following conditions:

(i)          All of the representations and warranties of the Mortgage Loan Seller and the Purchaser made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date (or as of such other specific date expressly contemplated by any such representation or warranty);

(ii)         All documents specified in Section 7 of this Agreement (the “Closing Documents”), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such agreement affects the obligations of the Mortgage Loan Seller hereunder or the rights of the Mortgage Loan Seller as a third party beneficiary thereunder), to the Mortgage Loan Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

(iii)        The Mortgage Loan Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto on or before the Closing Date pursuant to Section 2 of this Agreement;

(iv)        The result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

(v)         All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the Closing Date;

(vi)        The Mortgage Loan Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement;

(vii)       The Mortgage Loan Seller shall have received the purchase price for the Mortgage Loans, as contemplated by Section 1 of this Agreement;

(viii)      Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms;

(ix)         The Commission shall not have issued any stop order suspending the effectiveness of the Purchaser’s Registration Statement; and

(x)          Prior to the delivery of the Preliminary Prospectus to investors, an officer of the Mortgage Loan Seller shall have delivered to the Depositor a sub-certification (the “Mortgage Loan Seller Sub-Certification”) to the certification provided by the Chief Executive Officer of the Depositor to the Securities and Exchange Commission pursuant to Regulation AB.

Each of the parties agrees to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

Section 7.          Closing Documents. The Purchaser or its designee shall have received all of the following Closing Documents, in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters, the Initial Purchasers and the Rating Agencies (collectively, the “Interested Parties”), and upon which the Interested Parties may rely:

(i)          This Agreement, duly executed by the Purchaser and the Mortgage Loan Seller;

(ii)         Each of the Pooling and Servicing Agreement and the Indemnification Agreement, duly executed by the respective parties thereto;

(iii)        A Secretary’s Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the Mortgage Loan Seller authorizing the Mortgage Loan Seller’s entering into the transactions contemplated by this Agreement and the Indemnification Agreement, and (B) the organizational documents of the Mortgage Loan Seller;

(iv)        A certificate of good standing with respect to the Mortgage Loan Seller issued by the Secretary of State of the State of New York not earlier than thirty (30) days prior to the Closing Date, and upon which the Interested Parties may rely;

(v)         A certificate of the Mortgage Loan Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer of the Mortgage Loan Seller on the Mortgage Loan Seller’s behalf and dated the Closing Date, and upon which the Interested Parties may rely;

(vi)        A written opinion of in-house or independent counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the Mortgage Loan Seller’s due authorization, execution and delivery of this Agreement and the Indemnification Agreement;

(vii)       A written opinion of special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the enforceability of this Agreement against the Mortgage Loan Seller;

(viii)      A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser, the Underwriters (only with respect to the Preliminary Prospectus) and the Initial Purchasers (only with respect to the Preliminary Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Preliminary Prospectus and in the Preliminary Private Placement Memorandum (as the same may be amended or supplemented on or before the pricing date for the Certificates) substantially to the effect that nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Preliminary Prospectus or the Preliminary Private Placement Memorandum, at the time when sales to purchasers of the Certificates were first made, contained, with respect to the Mortgage Loan Seller or the Mortgage Loans, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, in the light of the circumstances under which they were made, not misleading;

(ix)         A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser, the Underwriters (only with respect to the Prospectus) and the Initial Purchasers (only with respect to the Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Prospectus and the Private Placement Memorandum (as the case may be and as the same may be amended or supplemented on or before the Closing

Date) substantially to the effect that (a) nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Prospectus or the Private Placement Memorandum (as applicable) as of the date thereof or as of the Closing Date contained or contains, with respect to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading and (b) that, with respect to information regarding the Mortgage Loan Seller and the Mortgage Loans, the related borrowers or the related Mortgaged Properties, the Prospectus is appropriately responsive in all material respects to the applicable requirements of Regulation AB;

(x)          Copies of all other opinions rendered by counsel for the Mortgage Loan Seller to the Rating Agencies in connection with the transactions contemplated by this Agreement, including, but not limited to, with respect to the characterization of the transfer of the Mortgage Loans hereunder as a true sale, with each such opinion to be addressed to the other Interested Parties and the Trustee or accompanied by a letter signed by such counsel stating that the other Interested Parties and the Trustee may rely on such opinion as if it were addressed to them as of the date thereof;

(xi)         One or more agreed-upon procedures letters from a nationally recognized firm of certified public accountants acceptable to the Underwriters and the Initial Purchasers, dated (A) the date of the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and (B) the date of the Prospectus and the Private Placement Memorandum, respectively, and addressed to, and in form and substance acceptable to, the Interested Parties (other than the Rating Agencies), stating in effect that, using the assumptions and methodology used by the Mortgage Loan Seller, the Purchaser, the Underwriters or the Initial Purchasers, as applicable, all of which shall be described in such letters, and which shall include a comparison of certain mortgage loan-related documents to the information set forth in the Master Tape (as defined in the Indemnification Agreement), they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and set forth in the Prospectus and the Private Placement Memorandum, respectively, and have compared the results of their calculations to the corresponding items in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, and found each such number and percentage set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, to be in agreement with the results of such calculations;

(xii)        If any of the Certificates are “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a certificate of the Mortgage Loan Seller regarding origination of the Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the Exchange Act; and

(xiii)       Such further certificates, opinions and documents as the Purchaser may reasonably request or any Rating Agency may require.

Section 8.          Additional Reporting Under Regulation AB. With respect to any period during which the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller shall provide to the Purchaser and the Certificate Administrator any information that constitutes “Additional Form 10-D Information” or “Additional Form 10-K Information” but only if and to the extent that the Mortgage Loan Seller (or any originator of the Mortgage Loans sold by the Mortgage Loan Seller to the Depositor, if such originator constitutes an “originator” contemplated by Item 1110(b) of Regulation AB and such information is required to be reported with respect to such originator) is the applicable “Party Responsible” (solely in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) under the terms of Exhibit BB or Exhibit CC to the Pooling and Servicing Agreement (it being acknowledged that the Mortgage Loan Seller (solely in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) does not constitute the “Party Responsible” for any “Form 8-K Information” set forth on Exhibit DD of the Pooling and Servicing Agreement). In each case, such delivery shall be made in a form readily convertible to an EDGAR compatible form, or in such other form as otherwise agreed by the Purchaser, the Certificate Administrator and the Mortgage Loan Seller. In each case, such delivery shall be made not later than five (5) calendar days after the related Distribution Date (in the case of any such “Additional Form 10-D Information”), and no later than March 1 of each year subsequent to the fiscal year that the Trust is subject to the Exchange Act reporting requirements (in the case of any such “Additional Form 10-K Information”). In no event shall the Mortgage Loan Seller be required to provide any information that is not required to be reported on Form 10-D or Form 10-K, as the case may be, under the Exchange Act and the rules and regulations of the Commission thereunder.

In addition, with respect to any period during which the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller shall reasonably cooperate with each of the Depositor, the General Master Servicer and the Certificate Administrator, upon the reasonable request of such party, by providing all Mortgage Loan-related documents, data and information in the possession of the Seller at or prior to the Closing Date and on the date of the request and necessary for the ongoing compliance by the Depositor and the Trust with the requirements of Form 10-D with respect to Items 1111 and 1125 of Regulation AB; provided that the Seller shall not be required to provide any documents that are proprietary to the related originator or the Seller or any draft documents, privileged or internal communications, credit underwriting or due diligence analysis.

Section 9.          Costs. Whether or not this Agreement is terminated, the Mortgage Loan Seller will pay its pro rata share (the Mortgage Loan Seller’s pro rata portion to be determined according to the percentage that the aggregate Cut-off Date Balance of all the Mortgage Loans represents as to the aggregate Cut-off Date Balance of all the mortgage loans of the Trust Fund (the “Cut-off Date Pool Balance”)) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this

Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented set-up fees, costs and expenses of the Trustee, the Certificate Administrator and their respective counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Mortgage Loan Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item), including the cost of obtaining any agreed-upon procedures letters with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering this Agreement and the furnishing to the Underwriters or the Initial Purchasers, as applicable, of such copies of the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item) and this Agreement as the Underwriters and the Initial Purchasers may reasonably request; (viii) the fees of the rating agency or agencies engaged to consider rating the Certificates or hired and requested to rate the Certificates; (ix) all registration fees incurred by the Purchaser in connection with the filing of its Registration Statement allocable to the issuance of the Registered Certificates; (x) the upfront fee payable to the Asset Representations Reviewer on the Closing Date in the amount agreed by the parties hereto; and (xi) the reasonable fees and expenses of special counsel to the Purchaser.

Section 10.         Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the Purchaser at Wells Fargo Commercial Mortgage Securities, Inc., c/o Wells Fargo Securities, LLC, 30 Hudson Yards, 15th Floor, New York, New York 10001, Attention: A.J. Sfarra, email: CMBSNOTICES@wellsfargo.com (with a copy to: Troy B. Stoddard, Esq., Senior Counsel, Wells Fargo Legal Department, D1086-341, 550 South Tryon Street, 34th Floor, Charlotte, North Carolina 28202), or such other address as may be designated by the Purchaser to the Mortgage Loan Seller in writing; or, if to the Mortgage Loan Seller, addressed to Morgan Stanley Mortgage Capital Holdings LLC, 1585 Broadway, New York, New York 10036, Attention: Jane Lam (with a copy to Morgan Stanley Mortgage Capital Holdings LLC, 1633 Broadway, 29th Floor, New York, New York 10019, Attention: Legal Compliance Division and a copy by email to cmbs_notices@morganstanley.com), or such other address as may be designated by the Mortgage Loan Seller to the Purchaser in writing.

Section 11.         Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement shall be valid, binding and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned or photocopied manual signature; or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transaction Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case, to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. The Mortgage Loan Seller shall be an express third party beneficiary to the Pooling and Servicing Agreement to the extent set forth therein. The Asset Representations Reviewer shall be an express third party beneficiary of Sections 4(h), 4(j), and 4(k) of this Agreement.

Section 12.         Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser and by the Purchaser to the Trust, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

Section 13.         Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

Section 14.         Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THE AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE

GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE MORTGAGE LOAN SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO ANY ACTION OR PROCEEDING REGARDING SUCH MATTERS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, WITH RESPECT TO SUCH COURTS, THE DEFENSE OF AN INCONVENIENT FORUM; (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

Section 15.         Further Assurances. The Mortgage Loan Seller and the Purchaser each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 16.         Successors and Assigns. The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage Loan Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser is expressly authorized to assign its rights under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser, and their respective successors and permitted assigns.

Section 17.         Information. The Mortgage Loan Seller shall provide the Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing procedures applicable to the Mortgage Loans as is (i) required under the provisions of Regulation AB, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a private disclosure document.

Section 18.         Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this

Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters; provided, however, that in no event shall this provision be construed to limit the effect of the Indemnification Agreement or the memorandum of understanding dated January 12, 2021 between the Mortgage Loan Seller, the Purchaser and certain other parties or any separate acknowledgments and agreements executed and delivered pursuant to such memorandum of understanding.

Section 19.         Recognition of U.S. Special Resolution Regimes.

(a)          In the event a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) were governed by the laws of the United States of America or a State of the United States of America.

(b)          In the event that a Covered Party or any BHC Affiliate of such Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, any Default Right under this Agreement that may be exercised against such Covered Party is permitted to be exercised to no greater extent than such Default Right could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States of America or a State of the United States of America.

“BHC Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. §1841(k).

“Covered Party” means any party to this Agreement that is one of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

Section 20.         Limitation on the Exercise of Certain Rights Related to Affiliate Insolvency Proceedings. (a)  Notwithstanding anything to the contrary in this Agreement or any other agreement, but subject to the requirements of Section 19, no party to this Agreement shall be permitted to exercise any Default Right against a Covered Party with respect to this Agreement that is related, directly or indirectly, to a BHC Affiliate of such party becoming subject to a receivership, insolvency, liquidation, resolution, or similar proceeding (each an “Insolvency Proceeding”), except to the extent the exercise of such Default Right would be permitted under the creditor protection provisions of 12 C.F.R. § 252.84, 12 C.F.R. § 47.5, or 12 C.F.R. § 382.4, as applicable.

(b)          After a BHC Affiliate of a Covered Party has become subject to Insolvency Proceedings, if any party to this Agreement seeks to exercise any Default Right against such Covered Party with respect to this Agreement, the party seeking to exercise a Default Right shall have the burden of proof, by clear and convincing evidence, that the exercise of such Default Right is permitted hereunder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

By:	/s/ Brandon Atkins
Name: Brandon Atkins
Title: Vice President

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

BANK 2021-BNK31 – Mortgage Loan Purchase Agreement (MSMCH)

EXHIBIT A

MORTGAGE LOAN SCHEDULE

Exh. A-1

BANK 2021-BNK31
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Address	City	State	Zip Code	County
2	MSMCH	605 Third Avenue	605 Third Avenue	New York	NY	10158	New York
5	MSMCH	250 West 57th Street	250 West 57th Street	New York	NY	10107	New York
11	MSMCH	ExchangeRight Net Leased Portfolio #41	Various	Various	Various	Various	Various
11.01	MSMCH	Dignity Health - Glendale, AZ	17040 North 51st Avenue	Glendale	AZ	85308	Maricopa
11.02	MSMCH	Walmart Neighborhood Market - Mobile, AL	2570 Government Boulevard	Mobile	AL	36606	Mobile
11.03	MSMCH	Walmart Neighborhood Market - Forest, VA	16807 Forest Road	Forest	VA	24551	Bedford
11.04	MSMCH	BioLife Plasma Services L.P. - Avondale, AZ	1655 North 107th Avenue	Avondale	AZ	85392	Maricopa
11.05	MSMCH	BioLife Plasma Services L.P. - Richmond, VA	8702 Staples Mill Road	Richmond	VA	23228	Henrico
11.06	MSMCH	Natural Grocers - Little Rock, AR	9210 Rodney Parham Road	Little Rock	AR	72227	Pulaski
11.07	MSMCH	Walgreens - Columbus, OH	3015 East Livingston Avenue	Columbus	OH	43209	Franklin
11.08	MSMCH	CVS Pharmacy - Schaumburg, IL	1855 West Irving Park Road	Schaumburg	IL	60193	Cook
11.09	MSMCH	Hobby Lobby - Odessa, TX	4618 and 4642 East University Boulevard	Odessa	TX	79762	Ector
11.1	MSMCH	Tractor Supply - Toughkenamon, PA	821 Newark Road	Toughkenamon	PA	19374	Chester
11.11	MSMCH	Walgreens - Harker Heights, TX	400 East FM 2410 Road	Harker Heights	TX	76548	Bell
11.12	MSMCH	Fresenius Medical Care - Hephzibah, GA	3801 Woodlake Drive	Hephzibah	GA	30815	Richmond
11.13	MSMCH	Tractor Supply - Alexandria, LA	3162 North MacArthur Drive	Alexandria	LA	71303	Rapides Parish
11.14	MSMCH	Dollar Tree - Brown Deer, WI	9325 North Green Bay Road	Brown Deer	WI	53209	Milwaukee
11.15	MSMCH	Dollar General - Odessa, TX	1200 East 87th Street	Odessa	TX	79765	Ector
11.16	MSMCH	Dollar General - New Castle, PA	813 North Croton Avenue	New Castle	PA	16101	Lawrence
11.17	MSMCH	Dollar General - Evansville, IN	1015 East Mount Pleasant Road	Evansville	IN	47725	Vanderburgh
11.18	MSMCH	Dollar General - Harlingen, TX	2001 and 2417 Rio Hondo Road a/k/a 2501 Rio Hondo Road	Harlingen	TX	78550	Cameron
13	MSMCH	Fresh Pond Cambridge	168-210 Alewife Brook Parkway	Cambridge	MA	02138	Middlesex
15	MSMCH	Harvard West (Roseburg DHS Office)	738 West Harvard Avenue	Roseburg	OR	97471	Douglas
16	MSMCH	23000 Millcreek Boulevard	23000 Millcreek Boulevard	Highland Hills	OH	44122	Cuyahoga
20	MSMCH	Naiman Industrial Portfolio	Various	Various	OH	Various	Cuyahoga
20.01	MSMCH	Richmond Road Industrial	26000, 26050, 26150 Richmond Road	Bedford Heights	OH	44146	Cuyahoga
20.02	MSMCH	Fargo Industrial	26401 Fargo Avenue	Bedford Heights	OH	44146	Cuyahoga
20.03	MSMCH	Fargo Development	26800, 26820 Fargo Avenue	Bedford Heights	OH	44146	Cuyahoga
20.04	MSMCH	Eastland Industrial	6410 and 6430 Eastland Road	Brook Park	OH	44142	Cuyahoga
27	MSMCH	3900 Kinross	3900 Kinross Lakes Parkway	Richfield	OH	44286	Summit
29	MSMCH	Apple Cupertino	10475 Bandley Drive	Cupertino	CA	95014	Santa Clara
31	MSMCH	Walgreens Anchorage AK	725 East Northern Lights Boulevard	Anchorage	AK	99503	Anchorage Borough
32	MSMCH	Sunset Hills	8475, 8485 and 8495 West Sunset Road	Las Vegas	NV	89113	Clark
34	MSMCH	Quinnipiac Gardens	1 Quinnipiac Court aka 1314 Quinnipiac Avenue	New Haven	CT	06513	New Haven
37	MSMCH	A1 Access Self Storage	66 Wrightstown Cookstown Road	New Hanover	NJ	08511	Burlington
38	MSMCH	1049 5th Avenue	1049 Fifth Avenue	New York	NY	10028	New York
40	MSMCH	Katy Station Business Park and West Belt	Various	Various	TX	Various	Harris
40.01	MSMCH	West Belt Business Park	5829 West Sam Houston Parkway North	Houston	TX	77041	Harris
40.02	MSMCH	Katy Station	1806 and 1812 Avenue D	Katy	TX	77493	Harris
45	MSMCH	Rent A Space Dunbar	2727 Fairlawn Avenue	Dunbar	WV	25064	Kanawha
48	MSMCH	Hawthorn Self Storage	80 and 100 West Terra Cotta Avenue; 28934 North Darrell Road and 28976 North Darrell Road	Crystal Lake; Island Lake	IL	60014; 60042	McHenry; Lake

BANK 2021-BNK31
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	General Property Type	Number of Units	Unit of Measure	Original Principal Balance ($)	Cut-off Date Principal Balance ($)	Monthly P&I Payment ($)	Interest Accrual Basis
2	MSMCH	605 Third Avenue	Office	1,027,736	Sq. Ft.	80,000,000.00	80,000,000.00	130,962.00	Actual/360
5	MSMCH	250 West 57th Street	Office	543,743	Sq. Ft.	38,000,000.00	38,000,000.00	90,829.24	Actual/360
11	MSMCH	ExchangeRight Net Leased Portfolio #41	Various	332,181	Sq. Ft.	26,338,000.00	26,338,000.00	71,321.41	Actual/360
11.01	MSMCH	Dignity Health - Glendale, AZ	Office	11,060	Sq. Ft.	3,714,208.28
11.02	MSMCH	Walmart Neighborhood Market - Mobile, AL	Retail	41,920	Sq. Ft.	3,166,210.10
11.03	MSMCH	Walmart Neighborhood Market - Forest, VA	Retail	41,117	Sq. Ft.	3,093,143.96
11.04	MSMCH	BioLife Plasma Services L.P. - Avondale, AZ	Office	14,410	Sq. Ft.	2,545,146.18
11.05	MSMCH	BioLife Plasma Services L.P. - Richmond, VA	Office	11,269	Sq. Ft.	2,143,281.05
11.06	MSMCH	Natural Grocers - Little Rock, AR	Retail	15,000	Sq. Ft.	1,555,096.56
11.07	MSMCH	Walgreens - Columbus, OH	Retail	15,120	Sq. Ft.	1,376,083.68
11.08	MSMCH	CVS Pharmacy - Schaumburg, IL	Retail	13,013	Sq. Ft.	1,266,484.28
11.09	MSMCH	Hobby Lobby - Odessa, TX	Retail	62,812	Sq. Ft.	1,242,128.63
11.1	MSMCH	Tractor Supply - Toughkenamon, PA	Retail	19,097	Sq. Ft.	1,217,773.39
11.11	MSMCH	Walgreens - Harker Heights, TX	Retail	14,820	Sq. Ft.	1,217,773.39
11.12	MSMCH	Fresenius Medical Care - Hephzibah, GA	Office	6,192	Sq. Ft.	874,361.01
11.13	MSMCH	Tractor Supply - Alexandria, LA	Retail	19,097	Sq. Ft.	837,828.15
11.14	MSMCH	Dollar Tree - Brown Deer, WI	Retail	9,560	Sq. Ft.	487,109.28
11.15	MSMCH	Dollar General - Odessa, TX	Retail	10,566	Sq. Ft.	456,664.82
11.16	MSMCH	Dollar General - New Castle, PA	Retail	9,100	Sq. Ft.	389,687.50
11.17	MSMCH	Dollar General - Evansville, IN	Retail	9,026	Sq. Ft.	377,509.87
11.18	MSMCH	Dollar General - Harlingen, TX	Retail	9,002	Sq. Ft.	377,509.87
13	MSMCH	Fresh Pond Cambridge	Retail	226,730	Sq. Ft.	20,000,000.00	20,000,000.00	53,229.17	Actual/360
15	MSMCH	Harvard West (Roseburg DHS Office)	Office	80,798	Sq. Ft.	18,000,000.00	18,000,000.00	48,970.83	Actual/360
16	MSMCH	23000 Millcreek Boulevard	Office	154,876	Sq. Ft.	17,000,000.00	17,000,000.00	38,781.25	Actual/360
20	MSMCH	Naiman Industrial Portfolio	Industrial	573,554	Sq. Ft.	14,500,000.00	14,500,000.00	46,676.91	Actual/360
20.01	MSMCH	Richmond Road Industrial	Industrial	330,479	Sq. Ft.	7,853,000.00
20.02	MSMCH	Fargo Industrial	Industrial	83,380	Sq. Ft.	2,649,000.00
20.03	MSMCH	Fargo Development	Industrial	88,522	Sq. Ft.	2,348,000.00
20.04	MSMCH	Eastland Industrial	Industrial	71,173	Sq. Ft.	1,650,000.00
27	MSMCH	3900 Kinross	Office	86,411	Sq. Ft.	9,900,000.00	9,900,000.00	48,037.86	Actual/360
29	MSMCH	Apple Cupertino	Office	30,065	Sq. Ft.	9,000,000.00	9,000,000.00	26,462.50	Actual/360
31	MSMCH	Walgreens Anchorage AK	Retail	14,550	Sq. Ft.	8,450,000.00	8,450,000.00	25,702.08	Actual/360
32	MSMCH	Sunset Hills	Office	64,187	Sq. Ft.	8,000,000.00	8,000,000.00	21,562.04	Actual/360
34	MSMCH	Quinnipiac Gardens	Multifamily	71	Units	6,000,000.00	6,000,000.00	27,991.61	Actual/360
37	MSMCH	A1 Access Self Storage	Self Storage	66,795	Sq. Ft.	4,650,000.00	4,650,000.00	20,211.58	Actual/360
38	MSMCH	1049 5th Avenue	Office	7,751	Sq. Ft.	4,500,000.00	4,500,000.00	16,425.00	Actual/360
40	MSMCH	Katy Station Business Park and West Belt	Various	65,632	Sq. Ft.	4,095,000.00	4,095,000.00	12,732.42	Actual/360
40.01	MSMCH	West Belt Business Park	Industrial	38,565	Sq. Ft.	2,394,000.00
40.02	MSMCH	Katy Station	Mixed Use	27,067	Sq. Ft.	1,701,000.00
45	MSMCH	Rent A Space Dunbar	Self Storage	73,485	Sq. Ft.	3,307,500.00	3,307,500.00	15,392.72	Actual/360
48	MSMCH	Hawthorn Self Storage	Self Storage	56,000	Sq. Ft.	2,827,500.00	2,827,500.00	8,050.85	Actual/360

BANK 2021-BNK31
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Mortgage Rate	Administrative Fee Rate	Net Mortgage Rate	Payment Due Date	Stated Maturity Date or Anticipated Repayment Date	ARD Loan Maturity Date	ARD Mortgage Rate After Anticipated Repayment Date	Original Term to Maturity or ARD (Mos.)	Remaining Term to Maturity or ARD (Mos.)
2	MSMCH	605 Third Avenue	1.93752%	0.01571%	1.92181%	5	12/5/2030	NAP	NAP	120	118
5	MSMCH	250 West 57th Street	2.82900%	0.01571%	2.81329%	1	12/1/2030	NAP	NAP	120	118
11	MSMCH	ExchangeRight Net Leased Portfolio #41	3.20500%	0.01571%	3.18929%	1	12/1/2030	NAP	NAP	120	118
11.01	MSMCH	Dignity Health - Glendale, AZ
11.02	MSMCH	Walmart Neighborhood Market - Mobile, AL
11.03	MSMCH	Walmart Neighborhood Market - Forest, VA
11.04	MSMCH	BioLife Plasma Services L.P. - Avondale, AZ
11.05	MSMCH	BioLife Plasma Services L.P. - Richmond, VA
11.06	MSMCH	Natural Grocers - Little Rock, AR
11.07	MSMCH	Walgreens - Columbus, OH
11.08	MSMCH	CVS Pharmacy - Schaumburg, IL
11.09	MSMCH	Hobby Lobby - Odessa, TX
11.1	MSMCH	Tractor Supply - Toughkenamon, PA
11.11	MSMCH	Walgreens - Harker Heights, TX
11.12	MSMCH	Fresenius Medical Care - Hephzibah, GA
11.13	MSMCH	Tractor Supply - Alexandria, LA
11.14	MSMCH	Dollar Tree - Brown Deer, WI
11.15	MSMCH	Dollar General - Odessa, TX
11.16	MSMCH	Dollar General - New Castle, PA
11.17	MSMCH	Dollar General - Evansville, IN
11.18	MSMCH	Dollar General - Harlingen, TX
13	MSMCH	Fresh Pond Cambridge	3.15000%	0.01571%	3.13429%	1	11/1/2030	NAP	NAP	120	117
15	MSMCH	Harvard West (Roseburg DHS Office)	3.22000%	0.01571%	3.20429%	1	12/1/2030	NAP	NAP	120	118
16	MSMCH	23000 Millcreek Boulevard	2.70000%	0.01571%	2.68429%	5	1/5/2031	NAP	NAP	120	119
20	MSMCH	Naiman Industrial Portfolio	3.81000%	0.01721%	3.79279%	1	2/1/2031	NAP	NAP	120	120
20.01	MSMCH	Richmond Road Industrial
20.02	MSMCH	Fargo Industrial
20.03	MSMCH	Fargo Development
20.04	MSMCH	Eastland Industrial
27	MSMCH	3900 Kinross	4.13500%	0.01921%	4.11579%	1	1/1/2031	NAP	NAP	120	119
29	MSMCH	Apple Cupertino	3.48000%	0.01571%	3.46429%	1	1/1/2031	NAP	NAP	120	119
31	MSMCH	Walgreens Anchorage AK	3.60000%	0.01571%	3.58429%	1	1/1/2031	NAP	NAP	120	119
32	MSMCH	Sunset Hills	3.19000%	0.02071%	3.16929%	1	1/1/2031	NAP	NAP	120	119
34	MSMCH	Quinnipiac Gardens	3.81000%	0.01571%	3.79429%	1	1/1/2031	NAP	NAP	120	119
37	MSMCH	A1 Access Self Storage	3.24000%	0.02021%	3.21979%	1	1/1/2031	NAP	NAP	120	119
38	MSMCH	1049 5th Avenue	4.32000%	0.01571%	4.30429%	1	1/1/2031	NAP	NAP	120	119
40	MSMCH	Katy Station Business Park and West Belt	3.68000%	0.02171%	3.65829%	1	1/1/2031	NAP	NAP	120	119
40.01	MSMCH	West Belt Business Park
40.02	MSMCH	Katy Station
45	MSMCH	Rent A Space Dunbar	3.79000%	0.01571%	3.77429%	1	1/1/2031	NAP	NAP	120	119
48	MSMCH	Hawthorn Self Storage	3.37000%	0.01571%	3.35429%	1	2/1/2031	NAP	NAP	120	120

BANK 2021-BNK31
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Amortization Term (Original) (Mos.)	Amortization Term (Remaining) (Mos.)	Cross Collateralized and Cross Defaulted Loan Flag	Prepayment Provisions	Ownership Interest	Grace Period Late (Days)	Engineering Escrow / Deferred Maintenance ($)
2	MSMCH	605 Third Avenue	IO	IO	NAP	GRTR 1% or YM(26),GRTR 1% or YM or D(87),O(7)	Fee	10 days once per calendar year	0
5	MSMCH	250 West 57th Street	IO	IO	NAP	L(26),D(87),O(7)	Fee	0	0
11	MSMCH	ExchangeRight Net Leased Portfolio #41	IO	IO	NAP	L(26),D(90),O(4)	Fee	0	34,460
11.01	MSMCH	Dignity Health - Glendale, AZ
11.02	MSMCH	Walmart Neighborhood Market - Mobile, AL
11.03	MSMCH	Walmart Neighborhood Market - Forest, VA
11.04	MSMCH	BioLife Plasma Services L.P. - Avondale, AZ
11.05	MSMCH	BioLife Plasma Services L.P. - Richmond, VA
11.06	MSMCH	Natural Grocers - Little Rock, AR
11.07	MSMCH	Walgreens - Columbus, OH
11.08	MSMCH	CVS Pharmacy - Schaumburg, IL
11.09	MSMCH	Hobby Lobby - Odessa, TX
11.1	MSMCH	Tractor Supply - Toughkenamon, PA
11.11	MSMCH	Walgreens - Harker Heights, TX
11.12	MSMCH	Fresenius Medical Care - Hephzibah, GA
11.13	MSMCH	Tractor Supply - Alexandria, LA
11.14	MSMCH	Dollar Tree - Brown Deer, WI
11.15	MSMCH	Dollar General - Odessa, TX
11.16	MSMCH	Dollar General - New Castle, PA
11.17	MSMCH	Dollar General - Evansville, IN
11.18	MSMCH	Dollar General - Harlingen, TX
13	MSMCH	Fresh Pond Cambridge	IO	IO	NAP	L(27),D(86),O(7)	Fee	0	79,376
15	MSMCH	Harvard West (Roseburg DHS Office)	IO	IO	NAP	L(26),D(87),O(7)	Fee	5	0
16	MSMCH	23000 Millcreek Boulevard	IO	IO	NAP	L(25),D(91),O(4)	Fee	0	0
20	MSMCH	Naiman Industrial Portfolio	IO	IO	NAP	L(24),D(89),O(7)	Fee	5	179,375
20.01	MSMCH	Richmond Road Industrial
20.02	MSMCH	Fargo Industrial
20.03	MSMCH	Fargo Development
20.04	MSMCH	Eastland Industrial
27	MSMCH	3900 Kinross	360	360	NAP	L(25),D(91),O(4)	Fee	5	1,875
29	MSMCH	Apple Cupertino	IO	IO	NAP	L(25),D(90),O(5)	Fee	5	11,875
31	MSMCH	Walgreens Anchorage AK	IO	IO	NAP	L(25),D(91),O(4)	Fee	5	0
32	MSMCH	Sunset Hills	IO	IO	NAP	L(23),GRTR 1% or YM(93),O(4)	Fee	5	0
34	MSMCH	Quinnipiac Gardens	360	360	NAP	L(25),D(91),O(4)	Fee	5	69,875
37	MSMCH	A1 Access Self Storage	360	360	NAP	L(23),GRTR 1% or YM(93),O(4)	Fee	5	11,344
38	MSMCH	1049 5th Avenue	IO	IO	NAP	L(25),D(90),O(5)	Fee	5	0
40	MSMCH	Katy Station Business Park and West Belt	IO	IO	NAP	L(25),D(90),O(5)	Fee	5	3,813
40.01	MSMCH	West Belt Business Park
40.02	MSMCH	Katy Station
45	MSMCH	Rent A Space Dunbar	360	360	NAP	L(25),D(90),O(5)	Fee	5	0
48	MSMCH	Hawthorn Self Storage	IO	IO	NAP	L(24),D(92),O(4)	Fee	5	3,750

BANK 2021-BNK31
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Tax Escrow (Initial)	Monthly Tax Escrow ($)	Insurance Escrow (Initial)	Monthly Insurance Escrow ($)	Upfront Replacement Reserve ($)	Monthly Replacement Reserve ($)(15)
2	MSMCH	605 Third Avenue	0	0	0	0	0	0
5	MSMCH	250 West 57th Street	3,841,605	768,321	0	0	0	0
11	MSMCH	ExchangeRight Net Leased Portfolio #41	190,224	0	440	220	0	2,860
11.01	MSMCH	Dignity Health - Glendale, AZ
11.02	MSMCH	Walmart Neighborhood Market - Mobile, AL
11.03	MSMCH	Walmart Neighborhood Market - Forest, VA
11.04	MSMCH	BioLife Plasma Services L.P. - Avondale, AZ
11.05	MSMCH	BioLife Plasma Services L.P. - Richmond, VA
11.06	MSMCH	Natural Grocers - Little Rock, AR
11.07	MSMCH	Walgreens - Columbus, OH
11.08	MSMCH	CVS Pharmacy - Schaumburg, IL
11.09	MSMCH	Hobby Lobby - Odessa, TX
11.1	MSMCH	Tractor Supply - Toughkenamon, PA
11.11	MSMCH	Walgreens - Harker Heights, TX
11.12	MSMCH	Fresenius Medical Care - Hephzibah, GA
11.13	MSMCH	Tractor Supply - Alexandria, LA
11.14	MSMCH	Dollar Tree - Brown Deer, WI
11.15	MSMCH	Dollar General - Odessa, TX
11.16	MSMCH	Dollar General - New Castle, PA
11.17	MSMCH	Dollar General - Evansville, IN
11.18	MSMCH	Dollar General - Harlingen, TX
13	MSMCH	Fresh Pond Cambridge	93,522	93,522	0	0	0	2,834
15	MSMCH	Harvard West (Roseburg DHS Office)	0	0	0	0	0	1,347
16	MSMCH	23000 Millcreek Boulevard	0	26,952	0	0	0	2,710
20	MSMCH	Naiman Industrial Portfolio	71,400	35,700	19,029	6,343	0	11,491
20.01	MSMCH	Richmond Road Industrial
20.02	MSMCH	Fargo Industrial
20.03	MSMCH	Fargo Development
20.04	MSMCH	Eastland Industrial
27	MSMCH	3900 Kinross	114,429	19,072	0	850	0	1,440
29	MSMCH	Apple Cupertino	0	0	2,583	750	0	1,322
31	MSMCH	Walgreens Anchorage AK	0	0	363	121	0	182
32	MSMCH	Sunset Hills	0	9,004	2,400	480	25,000	1,526
34	MSMCH	Quinnipiac Gardens	7,382	7,382	34,518	3,138	130,125	1,479
37	MSMCH	A1 Access Self Storage	0	3,234	0	0	0	835
38	MSMCH	1049 5th Avenue	0	0	386	386	0	129
40	MSMCH	Katy Station Business Park and West Belt	10,532	10,532	0	0	10,000	656
40.01	MSMCH	West Belt Business Park
40.02	MSMCH	Katy Station
45	MSMCH	Rent A Space Dunbar	0	3,223	4,233	1,411	290,500	541
48	MSMCH	Hawthorn Self Storage	34,668	5,778	0	0	0	700

BANK 2021-BNK31
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Replacement Reserve Cap ($)	Upfront TI/LC Reserve ($)	Monthly TI/LC Reserve ($)	TI/LC Reserve Cap ($)	Debt Service Escrow (Initial) ($)	Debt Service Escrow (Monthly) ($)
2	MSMCH	605 Third Avenue	411,096	1,092,905	0	4,000,000	0	0
5	MSMCH	250 West 57th Street	0	859,958	0	0	0	0
11	MSMCH	ExchangeRight Net Leased Portfolio #41	0	500,000	0	0	0	0
11.01	MSMCH	Dignity Health - Glendale, AZ
11.02	MSMCH	Walmart Neighborhood Market - Mobile, AL
11.03	MSMCH	Walmart Neighborhood Market - Forest, VA
11.04	MSMCH	BioLife Plasma Services L.P. - Avondale, AZ
11.05	MSMCH	BioLife Plasma Services L.P. - Richmond, VA
11.06	MSMCH	Natural Grocers - Little Rock, AR
11.07	MSMCH	Walgreens - Columbus, OH
11.08	MSMCH	CVS Pharmacy - Schaumburg, IL
11.09	MSMCH	Hobby Lobby - Odessa, TX
11.1	MSMCH	Tractor Supply - Toughkenamon, PA
11.11	MSMCH	Walgreens - Harker Heights, TX
11.12	MSMCH	Fresenius Medical Care - Hephzibah, GA
11.13	MSMCH	Tractor Supply - Alexandria, LA
11.14	MSMCH	Dollar Tree - Brown Deer, WI
11.15	MSMCH	Dollar General - Odessa, TX
11.16	MSMCH	Dollar General - New Castle, PA
11.17	MSMCH	Dollar General - Evansville, IN
11.18	MSMCH	Dollar General - Harlingen, TX
13	MSMCH	Fresh Pond Cambridge	0	0	28,341	680,190	0	0
15	MSMCH	Harvard West (Roseburg DHS Office)	32,328	0	0	0	0	0
16	MSMCH	23000 Millcreek Boulevard	97,500	0	12,900	310,000	0	0
20	MSMCH	Naiman Industrial Portfolio	0	150,000	14,339	150,000	140,031	0
20.01	MSMCH	Richmond Road Industrial
20.02	MSMCH	Fargo Industrial
20.03	MSMCH	Fargo Development
20.04	MSMCH	Eastland Industrial
27	MSMCH	3900 Kinross	0	0	10,801	0	0	0
29	MSMCH	Apple Cupertino	0	0	2,505	150,325	0	0
31	MSMCH	Walgreens Anchorage AK	2,183	0	0	0	0	0
32	MSMCH	Sunset Hills	54,902	0	5,349	192,561	64,686	0
34	MSMCH	Quinnipiac Gardens	0	0	0	0	0	0
37	MSMCH	A1 Access Self Storage	0	0	0	0	0	0
38	MSMCH	1049 5th Avenue	0	0	807	0	0	0
40	MSMCH	Katy Station Business Park and West Belt	10,000	40,000	3,111	40,000	0	0
40.01	MSMCH	West Belt Business Park
40.02	MSMCH	Katy Station
45	MSMCH	Rent A Space Dunbar	0	0	0	0	0	0
48	MSMCH	Hawthorn Self Storage	16,800	0	0	0	0	0

BANK 2021-BNK31
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Other Escrow I Reserve Description	Other Escrow I (Initial) ($)	Other Escrow I (Monthly) ($)(11)(16)	Other Escrow I Cap ($)	Other Escrow II Reserve Description
2	MSMCH	605 Third Avenue	Free Rent Reserve	934,456	0	0	Univision Reserve
5	MSMCH	250 West 57th Street	Free Rent reserve	4,194,083	0	0	NAP
11	MSMCH	ExchangeRight Net Leased Portfolio #41	BioLife Rollover Reserve	0	0	0	NAP
11.01	MSMCH	Dignity Health - Glendale, AZ
11.02	MSMCH	Walmart Neighborhood Market - Mobile, AL
11.03	MSMCH	Walmart Neighborhood Market - Forest, VA
11.04	MSMCH	BioLife Plasma Services L.P. - Avondale, AZ
11.05	MSMCH	BioLife Plasma Services L.P. - Richmond, VA
11.06	MSMCH	Natural Grocers - Little Rock, AR
11.07	MSMCH	Walgreens - Columbus, OH
11.08	MSMCH	CVS Pharmacy - Schaumburg, IL
11.09	MSMCH	Hobby Lobby - Odessa, TX
11.1	MSMCH	Tractor Supply - Toughkenamon, PA
11.11	MSMCH	Walgreens - Harker Heights, TX
11.12	MSMCH	Fresenius Medical Care - Hephzibah, GA
11.13	MSMCH	Tractor Supply - Alexandria, LA
11.14	MSMCH	Dollar Tree - Brown Deer, WI
11.15	MSMCH	Dollar General - Odessa, TX
11.16	MSMCH	Dollar General - New Castle, PA
11.17	MSMCH	Dollar General - Evansville, IN
11.18	MSMCH	Dollar General - Harlingen, TX
13	MSMCH	Fresh Pond Cambridge	Whole Foods Escrow	339,891	0	0	NAP
15	MSMCH	Harvard West (Roseburg DHS Office)	NAP	0	0	0	NAP
16	MSMCH	23000 Millcreek Boulevard	Paychex Free Rent Reserve	332,000	0	0	Outstanding TI & LC
20	MSMCH	Naiman Industrial Portfolio	Outstanding Leasing Obligations	25,000	0	0	NAP
20.01	MSMCH	Richmond Road Industrial
20.02	MSMCH	Fargo Industrial
20.03	MSMCH	Fargo Development
20.04	MSMCH	Eastland Industrial
27	MSMCH	3900 Kinross	Outstanding Free Rent	493,291	0	0	Heat Pump Improvements
29	MSMCH	Apple Cupertino	NAP	0	0	0	NAP
31	MSMCH	Walgreens Anchorage AK	NAP	0	0	0	NAP
32	MSMCH	Sunset Hills	Free Rent Reserve	33,687	0	0	NAP
34	MSMCH	Quinnipiac Gardens	Interest Reserve	57,944	0	0	NAP
37	MSMCH	A1 Access Self Storage	NAP	0	0	0	NAP
38	MSMCH	1049 5th Avenue	NAP	0	0	0	NAP
40	MSMCH	Katy Station Business Park and West Belt	NAP	0	0	0	NAP
40.01	MSMCH	West Belt Business Park
40.02	MSMCH	Katy Station
45	MSMCH	Rent A Space Dunbar	NAP	0	0	0	NAP
48	MSMCH	Hawthorn Self Storage	NAP	0	0	0	NAP

BANK 2021-BNK31
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Other Escrow II (Initial) ($)	Other Escrow II (Monthly) ($)	Other Escrow II Cap ($)	Holdback(7)	Secured by LOC (Y/N)	LOC Amount
2	MSMCH	605 Third Avenue	0	0	0	NAP	N
5	MSMCH	250 West 57th Street	0	0	0	NAP	N
11	MSMCH	ExchangeRight Net Leased Portfolio #41	0	0	0	NAP	N
11.01	MSMCH	Dignity Health - Glendale, AZ
11.02	MSMCH	Walmart Neighborhood Market - Mobile, AL
11.03	MSMCH	Walmart Neighborhood Market - Forest, VA
11.04	MSMCH	BioLife Plasma Services L.P. - Avondale, AZ
11.05	MSMCH	BioLife Plasma Services L.P. - Richmond, VA
11.06	MSMCH	Natural Grocers - Little Rock, AR
11.07	MSMCH	Walgreens - Columbus, OH
11.08	MSMCH	CVS Pharmacy - Schaumburg, IL
11.09	MSMCH	Hobby Lobby - Odessa, TX
11.1	MSMCH	Tractor Supply - Toughkenamon, PA
11.11	MSMCH	Walgreens - Harker Heights, TX
11.12	MSMCH	Fresenius Medical Care - Hephzibah, GA
11.13	MSMCH	Tractor Supply - Alexandria, LA
11.14	MSMCH	Dollar Tree - Brown Deer, WI
11.15	MSMCH	Dollar General - Odessa, TX
11.16	MSMCH	Dollar General - New Castle, PA
11.17	MSMCH	Dollar General - Evansville, IN
11.18	MSMCH	Dollar General - Harlingen, TX
13	MSMCH	Fresh Pond Cambridge	0	0	0	NAP	N
15	MSMCH	Harvard West (Roseburg DHS Office)	0	0	0	NAP	N
16	MSMCH	23000 Millcreek Boulevard	585,000	0	0	NAP	N
20	MSMCH	Naiman Industrial Portfolio	0	0	0	NAP	N
20.01	MSMCH	Richmond Road Industrial
20.02	MSMCH	Fargo Industrial
20.03	MSMCH	Fargo Development
20.04	MSMCH	Eastland Industrial
27	MSMCH	3900 Kinross	250,000	0	0	NAP	N
29	MSMCH	Apple Cupertino	0	0	0	NAP	N
31	MSMCH	Walgreens Anchorage AK	0	0	0	NAP	N
32	MSMCH	Sunset Hills	0	0	0	NAP	N
34	MSMCH	Quinnipiac Gardens	0	0	0	NAP	N
37	MSMCH	A1 Access Self Storage	0	0	0	NAP	N
38	MSMCH	1049 5th Avenue	0	0	0	NAP	N
40	MSMCH	Katy Station Business Park and West Belt	0	0	0	NAP	N
40.01	MSMCH	West Belt Business Park
40.02	MSMCH	Katy Station
45	MSMCH	Rent A Space Dunbar	0	0	0	NAP	N
48	MSMCH	Hawthorn Self Storage	0	0	0	NAP	N

BANK 2021-BNK31
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Type of Lockbox	Borrower Name
2	MSMCH	605 Third Avenue	Hard/Springing Cash Management	605 Third Avenue Fee LLC
5	MSMCH	250 West 57th Street	Hard/Upfront Cash Management	ESRT 250 West 57th St., L.L.C.
11	MSMCH	ExchangeRight Net Leased Portfolio #41	Hard/Springing Cash Management	ExchangeRight Net Leased Portfolio 41 DST
11.01	MSMCH	Dignity Health - Glendale, AZ
11.02	MSMCH	Walmart Neighborhood Market - Mobile, AL
11.03	MSMCH	Walmart Neighborhood Market - Forest, VA
11.04	MSMCH	BioLife Plasma Services L.P. - Avondale, AZ
11.05	MSMCH	BioLife Plasma Services L.P. - Richmond, VA
11.06	MSMCH	Natural Grocers - Little Rock, AR
11.07	MSMCH	Walgreens - Columbus, OH
11.08	MSMCH	CVS Pharmacy - Schaumburg, IL
11.09	MSMCH	Hobby Lobby - Odessa, TX
11.1	MSMCH	Tractor Supply - Toughkenamon, PA
11.11	MSMCH	Walgreens - Harker Heights, TX
11.12	MSMCH	Fresenius Medical Care - Hephzibah, GA
11.13	MSMCH	Tractor Supply - Alexandria, LA
11.14	MSMCH	Dollar Tree - Brown Deer, WI
11.15	MSMCH	Dollar General - Odessa, TX
11.16	MSMCH	Dollar General - New Castle, PA
11.17	MSMCH	Dollar General - Evansville, IN
11.18	MSMCH	Dollar General - Harlingen, TX
13	MSMCH	Fresh Pond Cambridge	Hard/Springing Cash Management	Fresh Pond Mall Limited Partnership
15	MSMCH	Harvard West (Roseburg DHS Office)	Springing	Harvard West, LLC
16	MSMCH	23000 Millcreek Boulevard	Springing	Millcreek Highland Hills Holdings LLC
20	MSMCH	Naiman Industrial Portfolio	Springing	Eastland Industrial (DE) LLC;Fargo Development Company (DE) LLC;Fargo Industrial (DE) LLC;Naiman Richmond Properties (DE) LLC
20.01	MSMCH	Richmond Road Industrial
20.02	MSMCH	Fargo Industrial
20.03	MSMCH	Fargo Development
20.04	MSMCH	Eastland Industrial
27	MSMCH	3900 Kinross	Hard/Upfront Cash Management	RL Kinross LLC
29	MSMCH	Apple Cupertino	Springing	DPT Bandley Drive, LLC
31	MSMCH	Walgreens Anchorage AK	Springing	Granite Peak I, LLC
32	MSMCH	Sunset Hills	Springing	Sunset Hills LLC
34	MSMCH	Quinnipiac Gardens	Springing	Quinnipiac Gardens, Incorporated
37	MSMCH	A1 Access Self Storage	Springing	Access Cookstown LLC
38	MSMCH	1049 5th Avenue	Springing	JJS Group Inc.
40	MSMCH	Katy Station Business Park and West Belt	Springing	Katy West Belt, LLC
40.01	MSMCH	West Belt Business Park
40.02	MSMCH	Katy Station
45	MSMCH	Rent A Space Dunbar	Springing	Rent-A-Space Dunbar II LLC
48	MSMCH	Hawthorn Self Storage	Springing	Great Lakes Storage LLC

BANK 2021-BNK31
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Sponsor Name	Master Servicing Fee Rate
2	MSMCH	605 Third Avenue	RP 605 Acquisition; FB 605 Equity LLC, FB 605 Corp.; Hadwin LLC	0.00250%
5	MSMCH	250 West 57th Street	Empire State Realty OP, L.P.	0.00250%
11	MSMCH	ExchangeRight Net Leased Portfolio #41	David Fisher; Joshua Ungerecht; Warren Thomas	0.00250%
11.01	MSMCH	Dignity Health - Glendale, AZ
11.02	MSMCH	Walmart Neighborhood Market - Mobile, AL
11.03	MSMCH	Walmart Neighborhood Market - Forest, VA
11.04	MSMCH	BioLife Plasma Services L.P. - Avondale, AZ
11.05	MSMCH	BioLife Plasma Services L.P. - Richmond, VA
11.06	MSMCH	Natural Grocers - Little Rock, AR
11.07	MSMCH	Walgreens - Columbus, OH
11.08	MSMCH	CVS Pharmacy - Schaumburg, IL
11.09	MSMCH	Hobby Lobby - Odessa, TX
11.1	MSMCH	Tractor Supply - Toughkenamon, PA
11.11	MSMCH	Walgreens - Harker Heights, TX
11.12	MSMCH	Fresenius Medical Care - Hephzibah, GA
11.13	MSMCH	Tractor Supply - Alexandria, LA
11.14	MSMCH	Dollar Tree - Brown Deer, WI
11.15	MSMCH	Dollar General - Odessa, TX
11.16	MSMCH	Dollar General - New Castle, PA
11.17	MSMCH	Dollar General - Evansville, IN
11.18	MSMCH	Dollar General - Harlingen, TX
13	MSMCH	Fresh Pond Cambridge	Nishan Atinizian; Kevork D. Atinizian	0.00250%
15	MSMCH	Harvard West (Roseburg DHS Office)	Rubicon Investments Corporation	0.00500%
16	MSMCH	23000 Millcreek Boulevard	Francis Greenburger; Time Equities	0.00500%
20	MSMCH	Naiman Industrial Portfolio	Naiman Family Partners, LP	0.00650%
20.01	MSMCH	Richmond Road Industrial
20.02	MSMCH	Fargo Industrial
20.03	MSMCH	Fargo Development
20.04	MSMCH	Eastland Industrial
27	MSMCH	3900 Kinross	Yaron Kandelker	0.00850%
29	MSMCH	Apple Cupertino	Dean Tsao	0.00500%
31	MSMCH	Walgreens Anchorage AK	Kevin P. Burke	0.00500%
32	MSMCH	Sunset Hills	Peter Michelin	0.01000%
34	MSMCH	Quinnipiac Gardens	Toby Hecht	0.00500%
37	MSMCH	A1 Access Self Storage	Access Self Storage	0.00950%
38	MSMCH	1049 5th Avenue	Jean-Francois Simon	0.00500%
40	MSMCH	Katy Station Business Park and West Belt	John W. Able	0.01100%
40.01	MSMCH	West Belt Business Park
40.02	MSMCH	Katy Station
45	MSMCH	Rent A Space Dunbar	City Line Capital, LLC	0.00500%
48	MSMCH	Hawthorn Self Storage	James B. Keelan and Lori E. Keelan	0.00500%

EXHIBIT B-1

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOAN SELLER

The Mortgage Loan Seller hereby represents and warrants that, as of the date hereof:

(a)          The Mortgage Loan Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of New York.

(b)          The Mortgage Loan Seller’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Mortgage Loan Seller’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Mortgage Loan Seller, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(c)          The Mortgage Loan Seller has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(d)          This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium, liquidation, conservatorship and other laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations.

(e)          The Mortgage Loan Seller is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(f)          No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Mortgage Loan Seller of the transactions contemplated herein, except for (A) those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

Exh. B-1-1

(g)          No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Mortgage Loan Seller’s knowledge, threatened against the Mortgage Loan Seller that, if determined adversely to the Mortgage Loan Seller, would prohibit the Mortgage Loan Seller from entering into this Agreement or that, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(h)          The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

(i)          The Mortgage Loan Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

(j)          The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans to the Purchaser, as contemplated herein.

(k)          After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Mortgage Loan Seller’s assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Mortgage Loan Seller’s debts and obligations, including contingent and unliquidated debts and obligations of the Mortgage Loan Seller, and the Mortgage Loan Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

(l)          The Mortgage Loan Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

(m)          No proceedings looking toward liquidation, dissolution or bankruptcy of the Mortgage Loan Seller are pending or contemplated.

(n)          The principal place of business and chief executive office of the Mortgage Loan Seller is located in the State of New York.

(o)          The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for such Mortgage Loans.

Exh. B-1-2

EXHIBIT B-2

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

The Purchaser hereby represents and warrants that, as of the date hereof:

(a)          The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina.

(b)          The Purchaser’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Purchaser’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Purchaser, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

(c)          This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(d)          No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Purchaser’s knowledge, threatened against the Purchaser that, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or that, in the Purchaser’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement.

(e)          The Purchaser has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(f)          The Purchaser is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

(g)          The Purchaser (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountants’ Due Diligence Report and meeting the requirements of that Form 15G, Rule 15Ga-2, and any other rules and regulations of the Commission and the Exchange Act; (B) provided a

Exh. B-2-1

copy of the final draft of each such Form 15G to WFS at least six (6) business days before the first sale in the offering contemplated by the Prospectus and Private Placement Memorandum; and (C) furnished each such Form 15G to the Commission on EDGAR at least five (5) business days before the first sale in the offering contemplated by the Prospectus and Private Placement Memorandum as required by Rule 15Ga-2.

(h)          The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

Exh. B-2-2

EXHIBIT C

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

For purposes of this Exhibit C, the phrase “the Mortgage Loan Seller’s knowledge” or “the Mortgage Loan Seller’s belief” and other words and phrases of like import shall mean, except where otherwise expressly set forth below, the actual state of knowledge or belief of the Mortgage Loan Seller, its officers and employees directly responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth below in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except (i) having sent to the servicers servicing the Mortgage Loans on behalf of the Mortgage Loan Seller, if any, specific inquiries regarding the matters referred to and (ii) as expressly set forth herein). All information contained in documents which are part of or required to be part of a Mortgage File, as specified in the Pooling and Servicing Agreement (to the extent such documents exist) shall be deemed within the Mortgage Loan Seller’s knowledge.

The Mortgage Loan Seller hereby represents and warrants that, as of the date herein below specified or, if no such date is specified, as of the date hereof, except with respect to the Exceptions described on Schedule C to this Agreement.

1.          Intentionally Omitted.

2.          Whole Loan; Ownership of Mortgage Loans. Except with respect to a Mortgage Loan that is part of a Whole Loan, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. At the time of the sale, transfer and assignment to the Depositor, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to the Mortgage Loan Seller or (with respect to any Non-Serviced Mortgage Loan) to the related Non-Serviced Trustee), participation (it being understood that a Mortgage Loan that is part of a Whole Loan does not constitute a participation) or pledge, and the Mortgage Loan Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations (other than with respect to agreements among noteholders with respect to a Whole Loan), any other ownership interests and other interests on, in or to such Mortgage Loan other than any servicing rights appointment, subservicing or similar agreement. The Mortgage Loan Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan.

3.          Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except as such enforcement may be limited by

Exh. C-1

(i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and except that certain provisions in such Mortgage Loan documents (including, without limitation, provisions requiring the payment of default interest, late fees or Prepayment Premium/Yield Maintenance Charge) may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth above) such limitations or unenforceability will not render such Mortgage Loan documents invalid as a whole or materially interfere with the Mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Standard Qualifications”).

Except as set forth in the immediately preceding sentence, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Mortgage Loan documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by Mortgage Loan Seller in connection with the origination of the Mortgage Loan, that would deny the Mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Mortgage Loan documents.

4.          Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan, together with applicable state law, contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure subject to the limitations set forth in the Standard Qualifications.

5.          Intentionally Omitted.

6.          Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File or as otherwise provided in the related Mortgage Loan documents (a) (1) to the knowledge of the Mortgage Loan Seller, there has been no forbearance, waiver or modification of the material terms of the Mortgage Loan which such forbearance, waiver or modification relates to the COVID-19 emergency and (2) other than as related to the COVID-19 emergency, the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect which materially interferes with the security intended to be provided by such mortgage; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such Mortgaged Property; and (c) neither the Mortgagor nor the guarantor has been released from its material obligations under the Mortgage Loan. With respect to each Mortgage Loan, except as contained in a written document included in the Mortgage File, there have been no modifications, amendments or waivers, that could be reasonably expected to have a material adverse effect on such Mortgage Loan consented to by the Mortgage Loan Seller on or after the Cut-off Date.

Exh. C-2

7.          Lien; Valid Assignment. Subject to the Standard Qualifications, each endorsement or assignment of Mortgage and assignment of Assignment of Leases from the Mortgage Loan Seller or its Affiliate is in recordable form (but for the insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller) and constitutes a legal, valid and binding endorsement or assignment from the Mortgage Loan Seller, or its Affiliate, as applicable. Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgagor’s fee (or if identified on the Mortgage Loan Schedule, leasehold) interest in the Mortgaged Property in the principal amount of such Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below) and the exceptions to paragraph 8 below (each such exception, a “Title Exception”)), except as the enforcement thereof may be limited by the Standard Qualifications. Such Mortgaged Property (subject to Permitted Encumbrances and Title Exceptions) as of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, is free and clear of any recorded mechanics’ or materialmen’s liens and other recorded encumbrances that would be prior to or equal with the lien of the related Mortgage (which lien secures the related Whole Loan, in the case of a Mortgage Loan that is part of a Whole Loan), except those which are bonded over, escrowed for or insured against by the applicable Title Policy (as described below), and as of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by the applicable Title Policy. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

8.          Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy or a “marked up” commitment, in each case with escrow instructions and binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage (which lien secures the related Whole Loan, in the case of a Mortgage Loan that is part of a Whole Loan), which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record specifically identified in the Title Policy; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if the related Mortgage Loan constitutes a Crossed Underlying Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Mortgage Loan Group, and (g) condominium declarations of record and identified in such Title Policy, provided that none of clauses (a)

Exh. C-3

through (g), individually or in the aggregate, materially and adversely interferes with the value or principal use of the Mortgaged Property, the security intended to be provided by such Mortgage, or the current ability of the related Mortgaged Property to generate net cash flow sufficient to service the related Mortgage Loan or the Mortgagor’s ability to pay its obligations when they become due (collectively, the “Permitted Encumbrances”). For purposes of clause (a) of the immediately preceding sentence, any such taxes, assessments and other charges shall not be considered due and payable until the date on which interest and/or penalties would be payable thereon. Except as contemplated by clause (f) of the second preceding sentence none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Mortgage Loan Seller thereunder and no claims have been paid thereunder. Neither the Mortgage Loan Seller, nor to the Mortgage Loan Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Each Title Policy contains no exclusion for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such affirmative insurance is not available in which case such exclusion may exist), (a) that the Mortgaged Property shown on the survey is the same as the property legally described in the Mortgage and (b) to the extent that the Mortgaged Property consists of two or more adjoining parcels, such parcels are contiguous.

9.          Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, except for any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, as of the Cut-off Date there are no subordinate mortgages or junior mortgage liens encumbering the related Mortgaged Property other than Permitted Encumbrances, mechanics’ or materialmen’s liens (which are the subject of the representation in paragraph 7 above), and equipment and other personal property financing. The Mortgage Loan Seller has no knowledge of any mezzanine debt secured directly by interests in the related Mortgagor other than as set forth on Exhibit C-32-1.

10.         Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage). Subject to the Permitted Encumbrances and Title Exceptions (and, in the case of a Mortgage Loan that is part of a Whole Loan, subject to the related Assignment of Leases constituting security for the entire Whole Loan), each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Standard Qualifications. The related Mortgage or related Assignment of Leases, subject to applicable law and the Standard Qualifications, provides that, upon an event of default under the Mortgage Loan, a receiver may be appointed for the collection of rents or for the related Mortgagee to enter into possession to collect the rents or for rents to be paid directly to the Mortgagee.

Exh. C-4

11.         Financing Statements. Subject to the Standard Qualifications, each Mortgage Loan or related security agreement establishes a valid security interest in, and a UCC-1 financing statement has been filed and/or recorded (or, in the case of fixtures, the Mortgage constitutes a fixture filing) in all places necessary at the time of the origination of the Mortgage Loan (or, if not filed and/or recorded, has submitted or caused to be submitted in proper form for filing and/or recording) to perfect a valid security interest in, the personal property (creation and perfection of which is governed by the UCC) owned by the Mortgagor and necessary to operate such Mortgaged Property in its current use other than (1) non-material personal property, (2) personal property subject to purchase money security interests and (3) personal property that is leased equipment. Each UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each UCC-3 assignment, if any, filed with respect to such financing statement was in suitable form for filing in the filing office in which such financing statement was filed. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

12.         Condition of Property. The Mortgage Loan Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within six months of origination of the Mortgage Loan and within twelve months of the Cut-off Date.

An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than twelve months prior to the Cut-off Date. To the Mortgage Loan Seller’s knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Closing Date, each related Mortgaged Property was free and clear of any material damage (other than (i) deferred maintenance for which escrows were established at origination and (ii) any damage fully covered by insurance) that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan.

13.         Taxes and Assessments. As of the date of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, all taxes, governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges) due with respect to the Mortgaged Property (excluding any related personal property) securing a Mortgage Loan that is or could become a lien on the related Mortgaged Property that became due and owing prior to the Cut-off Date with respect to each related Mortgaged Property have been paid, or, if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, any such taxes, assessments and other charges shall not be considered due and payable until the date on which interest and/or penalties would be payable thereon.

14.         Condemnation. As of the date of origination and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, there is no proceeding pending and, to the Mortgage Loan Seller’s knowledge as of the date of origination and as of the Cut-off Date, there is no

Exh. C-5

proceeding threatened for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value, use or operation of the Mortgaged Property.

15.         Actions Concerning Mortgage Loan. To the Mortgage Loan Seller’s knowledge, based on evaluation of the Title Policy (as defined in paragraph 8), an engineering report or property condition assessment as described in paragraph 12, applicable local law compliance materials as described in paragraph 26, and the ESA (as defined in paragraph 43), as of origination there was no pending or filed action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or Mortgagor’s interest in the Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) such Mortgagor’s title to the Mortgaged Property, (b) the validity or enforceability of the Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the principal benefit of the security intended to be provided by the Mortgage Loan documents, or (f) the current principal use of the Mortgaged Property.

16.         Escrow Deposits. All escrow deposits and escrow payments currently required to be escrowed with the Mortgagee pursuant to each Mortgage Loan (including capital improvements and environmental remediation reserves) are in the possession, or under the control, of the Mortgage Loan Seller or its servicer, and there are no delinquencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required under the related Mortgage Loan documents are being conveyed by the Mortgage Loan Seller to the Depositor or its servicer (or, in the case of a Non-Serviced Mortgage Loan, to the related depositor under the Non-Serviced PSA or the related Non-Serviced Master Servicer).

17.         No Holdbacks. The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs, occupancy, performance or other matters with respect to the related Mortgaged Property, the Mortgagor or other considerations determined by the Mortgage Loan Seller to merit such holdback).

18.         Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Mortgage Loan documents and having a claims-paying or financial strength rating meeting the Insurance Rating Requirements (as defined below), in an amount (subject to customary deductibles) not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

Exh. C-6

“Insurance Ratings Requirements” means either (1) a claims paying or financial strength rating of at least “A-:VIII” from A.M. Best Company (“A.M. Best”) or “A3” (or the equivalent) from Moody’s Investors Service, Inc. (“Moody’s”) or “A-” from S&P Global Ratings (“S&P”) or (2) the Syndicate Insurance Ratings Requirements. “Syndicate Insurance Ratings Requirements” means insurance provided by a syndicate of insurers, as to which (i) if such syndicate consists of 5 or more members, at least 60% of the coverage is provided by insurers that meet the Insurance Ratings Requirements (under clause (1) of the definition of such term) and up to 40% of the coverage is provided by insurers that have a claims paying or financial strength rating of at least “BBB-” by S&P or at least “Baa3” by Moody’s, and (ii) if such syndicate consists of 4 or fewer members, at least 75% of the coverage is provided by insurers that meet the Insurance Ratings Requirements (under clause (1) of the definition of such term) and up to 25% of the coverage is provided by insurers that have a claims paying or financial strength rating of at least “BBB-” by S&P or at least “Baa3” by Moody’s.

Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Mortgage Loan documents, by business interruption or rental loss insurance which (subject to a customary deductible) covers a period of not less than 12 months (or with respect to each Mortgage Loan on a single asset with a principal balance of $50 million or more, 18 months).

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related Mortgagor is required to maintain insurance in an amount equal to the least of (a) the maximum amount available under the National Flood Insurance Program, plus such additional excess flood coverage in an amount as is generally required by prudent institutional commercial mortgage lenders originating mortgage loans for securitization, (b) the outstanding principal amount of the Mortgage Loan and (c) the insurable value of the Mortgaged Property.

If the Mortgaged Property is located within 25 miles of the coast of the Gulf of Mexico or the Atlantic coast of Florida, Georgia, South Carolina or North Carolina, the related Mortgagor is required to maintain coverage for windstorm and/or windstorm related perils and/or “named storms” issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms, in an amount not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property by an insurer meeting the Insurance Rating Requirements.

The Mortgaged Property is covered, and required to be covered pursuant to the related Mortgage Loan documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by the Mortgage Loan Seller for similar commercial and multifamily loans

Exh. C-7

intended for securitization, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the seismic condition of such property, for the sole purpose of assessing the probable maximum loss or scenario expected loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least “A:VIII” by A.M. Best or “A3” (or the equivalent) from Moody’s or “A-” by S&P in an amount not less than 100% of the PML.

The Mortgage Loan documents require insurance proceeds (or an amount equal to such insurance proceeds) in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then-outstanding principal amount of the related Mortgage Loan or Whole Loan, as applicable, the Mortgagee (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section that are required by the Mortgage Loan documents to be paid as of the Cut-off Date have been paid, and such insurance policies name the Mortgagee under the Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the Trustee (or, in the case of a Non-Serviced Mortgage Loan, the applicable Non-Serviced Trustee). Each related Mortgage Loan obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the Mortgagee to maintain such insurance at the Mortgagor’s cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the Mortgagee of termination or cancellation arising because of nonpayment of a premium and at least 30 days’ prior notice to the Mortgagee of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Mortgage Loan Seller.

19.         Access; Utilities; Separate Tax Parcels. Based solely on evaluation of the Title Policy (as defined in paragraph 8) and survey, if any, an engineering report or property condition assessment as described in paragraph 12, applicable local law compliance materials as described in paragraph 26, and the ESA (as defined in paragraph 43), each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has permanent access from a recorded easement or right of way permitting ingress and egress to/from a public road, (b) is served by or has access rights to public or private water and sewer (or well and septic) and other utilities necessary for the current use of the Mortgaged Property, all of which are adequate for the current use of the Mortgaged Property, and (c) constitutes one

Exh. C-8

or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been made or is required to be made to the applicable governing authority for creation of separate tax parcels (or the Mortgage Loan documents so require such application in the future), in which case the Mortgage Loan requires the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until the separate tax parcels are created.

20.         No Encroachments. To the Mortgage Loan Seller’s knowledge based solely on surveys obtained in connection with origination and the Title Policy obtained in connection with the origination of each Mortgage Loan, and except for encroachments that do not materially and adversely affect the current marketability or principal use of the Mortgaged Property: (a) all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except for encroachments that are insured against by the applicable Title Policy; (b) no material improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that are insured against by the applicable Title Policy; and (c) no material improvements encroach upon any easements except for encroachments that are insured against by the applicable Title Policy.

21.         No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature (except that an ARD Loan may provide for the accrual of the portion of interest in excess of the rate in effect prior to the Anticipated Repayment Date) or an equity participation by the Mortgage Loan Seller.

22.         REMIC. The Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including permanently affixed buildings and distinct structural components, such as wiring, plumbing systems and central heating and air conditioning systems, that are integrated into such buildings, serve such buildings in their passive functions and do not produce or contribute to the production of income other than consideration for the use or occupancy of space, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan (together with any related Pari Passu Companion Loans) on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan (together with any related Pari Passu Companion Loans) on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning

Exh. C-9

of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause (B)(a)(ii), including the proviso thereto. For purposes of the preceding sentence, the Mortgage Loan will not be considered “significantly modified” solely by reason of the Mortgagor having been granted a COVID-19 related forbearance provided that: (a) such Mortgage Loan forbearance is covered by Revenue Procedure 2020-26 (as modified by Revenue Procedure 2021-12) by reason of satisfying the requirements for such coverage stated in Section 5.02(2) thereof; and (b) the Mortgage Loan Seller shall have notified the depositor that such forbearance has occurred and notified the depositor of (x) the date on which such forbearance was granted, (y) the length in months of the forbearance, and (z) how the payments in forbearance will be paid (that is, by extension of maturity, change of amortization schedule, etc.). Any Prepayment Premiums and Yield Maintenance Charges applicable to the Mortgage Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-1(b)(2). All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

23.         Compliance with Usury Laws. The mortgage rate (exclusive of any default interest, late charges, Yield Maintenance Charge or Prepayment Premium) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

24.         Authorized to do Business. To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan by the Trust.

25.         Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, as of the date of origination and, to the Mortgage Loan Seller’s knowledge, as of the Closing Date, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related Mortgagee.

26.         Local Law Compliance. To the Mortgage Loan Seller’s knowledge, based upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, a survey, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Mortgage Loan Seller for similar commercial and multifamily mortgage loans intended for securitization, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable laws, zoning ordinances, rules, covenants, and restrictions (collectively “Zoning Regulations”) governing the occupancy, use, and operation of such Mortgaged Property or constitute a legal non-conforming use or structure and any non-conformity with zoning laws constitutes a legal non-conforming use or structure

Exh. C-10

which does not materially and adversely affect the use, operation or value of such Mortgaged Property. In the event of casualty or destruction, (a) the Mortgaged Property may be restored or repaired to the full extent necessary to maintain the use of the structure immediately prior to such casualty or destruction, (b) law and ordinance insurance coverage has been obtained for the Mortgaged Property in amounts customarily required by the Mortgage Loan Seller for similar commercial and multifamily loans intended for securitization, (c) title insurance policy coverage has been obtained with respect to any non-conforming use or structure, or (d) the inability to restore the Mortgaged Property to the full extent of the use or structure immediately prior to the casualty would not materially and adversely affect the use or operation of such Mortgaged Property. The Mortgage Loan documents require the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

27.         Licenses and Permits. Each Mortgagor covenants in the Mortgage Loan documents that it shall keep all material licenses, permits, franchises, certificates of occupancy and applicable governmental approvals necessary for the operation of the Mortgaged Property in full force and effect, and to the Mortgage Loan Seller’s knowledge based upon any of a letter from any government authorities, zoning consultant’s report or other affirmative investigation of local law compliance consistent with the investigation conducted by the Mortgage Loan Seller for similar commercial and multifamily mortgage loans intended for securitization; all such material licenses, permits, franchises, certificates of occupancy and applicable governmental approvals are in effect or the failure to obtain or maintain such material licenses, permits, franchises or certificates of occupancy and applicable governmental approvals does not materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan. The Mortgage Loan documents require the related Mortgagor to comply in all material respects with all applicable regulations, zoning and building laws.

28.         Recourse Obligations. The Mortgage Loan documents for each Mortgage Loan (a) provide that such Mortgage Loan becomes full recourse to the Mortgagor and guarantor (which is a natural person or persons, or an entity or entities distinct from the Mortgagor (but may be affiliated with the Mortgagor) that collectively, as of the date of origination of the related Mortgage Loan, have assets other than equity in the related Mortgaged Property that are not de minimis) in any of the following events (or negotiated provisions of substantially similar effect): (i) if any petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by, consented to, or acquiesced in by, the Mortgagor; (ii) the Mortgagor or guarantor shall have solicited or caused to be solicited petitioning creditors to cause an involuntary bankruptcy filing with respect to the Mortgagor or (iii) voluntary transfers of either the Mortgaged Property or controlling equity interests in the Mortgagor made in violation of the Mortgage Loan documents; and (b) contains provisions for recourse against the Mortgagor and guarantor (which is a natural person or persons, or an entity or entities distinct from the Mortgagor (but may be affiliated with the Mortgagor) that collectively, as of the date of origination of the related Mortgage Loan, have assets other than equity in the related Mortgaged Property that are not de minimis), for losses and damages resulting from the following (or negotiated provisions of substantially similar effect): (i) the Mortgagor’s misappropriation of rents after an event of default, security deposits, insurance proceeds, or condemnation awards; (ii) the Mortgagor’s fraud or intentional material misrepresentation; (iii) breaches of the environmental covenants in the Mortgage Loan

Exh. C-11

documents; or (iv) the Mortgagor’s commission of intentional material physical waste at the Mortgaged Property (but, in some cases, only to the extent there is sufficient cash flow generated by the related Mortgaged Property to prevent such waste).

29.         Mortgage Releases. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment, or partial defeasance (as described in paragraph 34) of not less than a specified percentage at least equal to 110% of the related allocated loan amount of such portion of the Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance (defined in paragraph 34 below), (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2) and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code; or (y) the Mortgagee or servicer can, in accordance with the related Mortgage Loan documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), if the fair market value of the real property constituting such Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) after the release is not equal to at least 80% of the principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans) outstanding after the release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions.

In the case of any Mortgage Loan, in the event of a taking of any portion of a Mortgaged Property by a State or any political subdivision or authority thereof, whether by legal proceeding or by agreement, unless an opinion of counsel is delivered as specified in clause (y) of the preceding paragraph, the Mortgagor can be required to pay down the principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans) in an amount not less than the amount required by the REMIC Provisions and, to such extent, the award from any such taking may not be required to be applied to the restoration of the Mortgaged Property or released to the Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) is not equal to at least 80% of the remaining principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans).

No such Mortgage Loan that is secured by more than one Mortgaged Property or that is cross-collateralized with another Mortgage Loan permits the release of

Exh. C-12

cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to a partial condemnation, other than in compliance with the REMIC Provisions.

30.         Financial Reporting and Rent Rolls. Each Mortgage Loan requires the Mortgagor to provide the owner or holder of the Mortgage Loan with (a) quarterly (other than for single-tenant properties) and annual operating statements, (b) quarterly (other than for single-tenant properties) rent rolls (or maintenance schedules in the case of Mortgage Loans secured by residential cooperative properties) for properties that have any individual lease which accounts for more than 5% of the in-place base rent, and (c) annual financial statements.

31.         Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, and to the Mortgage Loan Seller’s knowledge with respect to each Mortgage Loan of $20 million or less, as of origination the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended (collectively referred to as “TRIPRA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Mortgage Loan documents do not expressly waive or prohibit the Mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIPRA, or damages related thereto, except to the extent that any right to require such coverage may be limited by commercial availability on commercially reasonable terms, or as otherwise indicated on Schedule C; provided that if TRIPRA or a similar or subsequent statute is not in effect, then, provided that terrorism insurance is commercially available, the Mortgagor under each Mortgage Loan is required to carry terrorism insurance, but in such event the Mortgagor shall not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable in respect of the property and business interruption/rental loss insurance required under the related Mortgage Loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance) at the time of the origination of the Mortgage Loan, and if the cost of terrorism insurance exceeds such amount, the Mortgagor is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.

32.         Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due-on-sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (which consent, in some cases, may not be unreasonably withheld) and/or complying with the requirements of the related Mortgage Loan documents (which provide for transfers without the consent of the Mortgagee which are customarily acceptable to the Mortgage Loan Seller, including, but not limited to, transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Mortgage Loan documents), (a) the related Mortgaged Property, or any equity interest of greater than 50% in the related Mortgagor, is directly or indirectly pledged, transferred or sold (in each case, a “Transfer”), other than as related to (i) family and estate planning Transfers or Transfers upon death or legal incapacity, (ii) Transfers to certain affiliates as defined in the related Mortgage Loan documents, (iii) Transfers of less than, or other than, a controlling interest in a Mortgagor, (iv) Transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person

Exh. C-13

designated in the related Mortgage Loan documents or a Person satisfying specific criteria identified in the related Mortgage Loan documents, (v) Transfers of common stock in publicly traded companies, (vi) a substitution or release of collateral within the parameters of paragraphs 29 and 34 herein, or (vii) by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan as set forth on Exhibit C-32-1, or future permitted mezzanine debt as set forth on Exhibit C-32-2, or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan documents, (ii) purchase money security interests (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan as set forth on Exhibit C-32-3 or (iv) Permitted Encumbrances. The Mortgage or other Mortgage Loan documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the Mortgagor is responsible for such payment along with all other reasonable fees and expenses incurred by the Mortgagee relative to such transfer or encumbrance.

33.         Single-Purpose Entity. Each Mortgage Loan requires the Mortgagor to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Each Mortgage Loan with a Cut-off Date Balance of $30 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents and the related Mortgage Loan documents (or if the Mortgage Loan has a Cut-off Date Balance equal to $10 million or less, its organizational documents or the related Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties and prohibit it from engaging in any business unrelated to such Mortgaged Property or Mortgaged Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

34.         Defeasance. With respect to any Mortgage Loan that, pursuant to the Mortgage Loan documents, can be defeased (a “Defeasance”), (i) the Mortgage Loan documents provide for defeasance as a unilateral right of the Mortgagor, subject to satisfaction of conditions specified in the Mortgage Loan documents; (ii) the Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(ii), the revenues from which will be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on the maturity date (or on or after the first date on which payment may be made without payment of a Yield Maintenance Charge or Prepayment Premium) or, if the Mortgage Loan is an ARD Loan, the entire principal balance outstanding on the Anticipated Repayment Date (or on or after the first date on which payment may be made without payment of a Yield Maintenance Charge or Prepayment

Exh. C-14

Premium), and if the Mortgage Loan permits partial releases of real property in connection with partial defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to 110% of the allocated loan amount for the real property to be released; (iv) the defeasance collateral is not permitted to be subject to prepayment, call, or early redemption; (v) the Mortgagor is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note as set forth in clause (iii) above; (vi) the defeased note and the defeasance collateral are required to be assumed by a Single-Purpose Entity; (vii) the Mortgagor is required to provide an opinion of counsel that the Trustee has a perfected security interest in such collateral prior to any other claim or interest; and (viii) the Mortgagor is required to pay all rating agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

35.         Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of ARD Loans and in situations where default interest is imposed.

36.         Ground Leases. For purposes of this Exhibit C, a “Ground Lease” shall mean a lease creating a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, comprising the premises demised under such lease to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a Ground Leasehold estate in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of Mortgage Loan Seller, its successors and assigns (collectively, the “Ground Lease and Related Documents”), Mortgage Loan Seller represents and warrants that:

(a)          The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease and Related Documents permit the interest of the lessee to be encumbered by the related Mortgage and do not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage. No material change in the terms of the Ground Lease had occurred since its recordation, except by any written instruments which are included in the related Mortgage File;

(b)          The lessor under such Ground Lease has agreed in a writing included in the related Mortgage File (or in such Ground Lease and Related Documents) that the Ground Lease may not be amended, modified, canceled or terminated by agreement of lessor and lessee without the prior written consent of the Mortgagee and that any such action without such consent is not binding on the Mortgagee, its successors or assigns,

Exh. C-15

provided that the Mortgagee has provided lessor with notice of its lien in accordance with the terms of the Ground Lease;

(c)          The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either the Mortgagor or the Mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual/360 basis, substantially amortizes);

(d)          The Ground Lease either (i) is not subject to any interests, estates, liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances and Title Exceptions; or (ii) is the subject of a subordination, non-disturbance or attornment agreement or similar agreement to which the Mortgagee on the lessor’s fee interest is subject;

(e)          Subject to the notice requirements of the Ground Lease and Related Documents, the Ground Lease does not place commercially unreasonable restrictions on the identity of the Mortgagee and the Ground Lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder (or, if such consent is required it either has been obtained or cannot be unreasonably withheld, provided that such Ground Lease has not been terminated and all amounts due thereunder have been paid), and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor (or, if such consent is required it either has been obtained or cannot be unreasonably withheld, provided that such Ground Lease has not been terminated and all amounts due thereunder have been paid);

(f)          The Mortgage Loan Seller has not received any written notice of material default under or notice of termination of such Ground Lease. To the Mortgage Loan Seller’s knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease and to the Mortgage Loan Seller’s knowledge, such Ground Lease is in full force and effect as of the Closing Date;

(g)          The Ground Lease and Related Documents require the lessor to give to the Mortgagee written notice of any default, and provide that no notice of default or termination is effective against the Mortgagee unless such notice is given to the Mortgagee;

(h)          A Mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is curable after the Mortgagee’s receipt of notice of any default before the lessor may terminate the Ground Lease;

Exh. C-16

(i)          The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by the Mortgage Loan Seller in connection with the origination of similar commercial or multifamily loans intended for securitization;

(j)          Under the terms of the Ground Lease and Related Documents, any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than in respect of a total or substantially total loss or taking as addressed in subpart (k)) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Mortgage Loan documents) the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

(k)          In the case of a total or substantially total taking or loss, under the terms of the Ground Lease and Related Documents, any related insurance proceeds, or portion of the condemnation award allocable to ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

(l)          Provided that the Mortgagee cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with the Mortgagee upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.

37.         Servicing. The servicing and collection practices used by the Mortgage Loan Seller with respect to the Mortgage Loan have been, in all respects legal and have met with customary industry standards for servicing of commercial loans for conduit loan programs.

38.         Origination and Underwriting. The origination practices of the Mortgage Loan Seller (or the related originator if the Mortgage Loan Seller was not the originator) with respect to each Mortgage Loan have been, in all material respects, legal and as of the date of its origination, such Mortgage Loan and the origination thereof complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit C.

39.         Intentionally Omitted.

40.         No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments in the prior 12 months (or since origination if such Mortgage Loan has been originated within the past 12 months), and as of Cut-off Date, no Mortgage Loan is delinquent (beyond any applicable grace or cure period) in making required payments. To the Mortgage Loan Seller’s

Exh. C-17

knowledge, there is (a) no material default, breach, violation or event of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration in the case of either clause (a) or clause (b), materially and adversely affects the value of the Mortgage Loan or the value, use or operation of the related Mortgaged Property; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Mortgage Loan Seller in this Exhibit C. No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Mortgage Loan documents.

41.         Bankruptcy. As of the date of origination of the related Mortgage Loan and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, neither the Mortgaged Property (other than any tenants of such Mortgaged Property), nor any portion thereof, is the subject of, and no Mortgagor, guarantor or tenant occupying a single-tenant property is a debtor in state or federal bankruptcy, insolvency or similar proceeding.

42.         Organization of Mortgagor. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan, the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan and other than as set forth on Exhibit C-32-4, no Mortgage Loan has a Mortgagor that is an Affiliate of a Mortgagor with respect to another Mortgage Loan. An “Affiliate” for purposes of this paragraph (42) means, a Mortgagor that is under direct or indirect common ownership and control with another Mortgagor.

43.         Environmental Conditions. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II environmental site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements was conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA (i) did not identify the existence of recognized environmental conditions (as such term is defined in ASTM E1527-13 or its successor, hereinafter “Environmental Condition”) at the related Mortgaged Property or the need for further investigation, or (ii) if the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) an amount reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable Environmental Laws or the Environmental Condition has been escrowed by the related Mortgagor and is held or controlled by the related Mortgagee; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint or lead in drinking water, the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that

Exh. C-18

can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated or contained in all material respects prior to the date hereof, and, if and as appropriate, a no further action, completion or closure letter or its equivalent was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as “closed” or a reputable environmental consultant has concluded that no further action is required); (D) an environmental policy or a lender’s pollution legal liability insurance policy that covers liability for the identified circumstance or condition was obtained from an insurer rated no less than “A-” (or the equivalent) by Moody’s, S&P, Fitch Ratings, Inc. and/or A.M. Best; (E) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance and such responsible party has financial resources reasonably estimated to be adequate to address the situation; or (F) a party related to the Mortgagor having financial resources reasonably estimated to be adequate to address the situation is required to take action. To the Mortgage Loan Seller’s knowledge, except as set forth in the ESA, there is no Environmental Condition (as such term is defined in ASTM E1527-13 or its successor) at the related Mortgaged Property.

44.         Intentionally Omitted.

45.         Appraisal. The Servicing File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Cut-off Date. The appraisal is signed by an appraiser that (i) (A) is a Member of the Appraisal Institute or (B) has a comparable professional designation and possesses the level of experience required to evaluate commercial real estate collateral, and (ii) to the Mortgage Loan Seller’s knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation.

46.         Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Agreement is true and correct in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

47.         Cross-Collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan that is outside the Mortgage Pool, except in the case of a Mortgage Loan that is part of a Whole Loan.

48.         Advance of Funds by the Mortgage Loan Seller. Except for loan proceeds advanced at the time of loan origination or other payments contemplated by the Mortgage Loan documents, no advance of funds has been made by the Mortgage Loan Seller to the related Mortgagor, and no funds have been received from any person other than the related Mortgagor or an affiliate, directly, or, to the knowledge of the Mortgage Loan Seller, indirectly for, or on account of, payments due on the Mortgage Loan. Neither the Mortgage Loan Seller nor any

Exh. C-19

affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the date hereof.

49.         Compliance with Anti-Money Laundering Laws. The Mortgage Loan Seller has complied in all material respects with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 with respect to the origination of the Mortgage Loan.

For purposes of this Exhibit C, “Mortgagee” means the mortgagee, grantee or beneficiary under any Mortgage, any holder of legal title to any portion of any Mortgage Loan or, if applicable, any agent or servicer on behalf of such party.

Exh. C-20

Exhibit C-32-1

List of Mortgage Loans with Current Mezzanine Debt

Mortgage Loan Number	Mortgaged Property Name
2	605 Third Avenue

Exh. C-32-1-1

Exhibit C-32-2

List of Mortgage Loans with Permitted Mezzanine Debt

Mortgage Loan Number	Mortgaged Property Name
2	605 Third Avenue

Exh. C-32-2-1

Exhibit C-32-3

List of Cross-Collateralized and Cross-Defaulted Mortgage Loans

None.

Exh. C-32-3-1

Exhibit C-32-4

List of Mortgage Loans with Affiliated Borrowers

None.

Exh. C-32-4-1

SCHEDULE C

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

The exceptions to the representations and warranties set forth below are listed by the number of the related representation and warranty set forth on Exhibit C and the mortgage loan name and number identified on Exhibit A. Capitalized terms used but not otherwise defined in this Schedule C shall have the meanings set forth in Exhibit C or, if not defined therein, in this Agreement.

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
2	250 West 57th Street (Loan No. 5)	The related Whole Loan documents provide that, provided no event of default exists under the related Whole Loan, the lender is prohibited from transferring the related Whole Loan or any portion thereof to certain specified competitors of the Mortgagor listed in the related loan agreement and further provide that such specified competitors may not serve as the controlling holder or operating advisor or in a similar capacity with respect to the Whole Loan or a securitization in which all or a portion of such Whole Loan is securitized.
7 and 8	ExchangeRight Net Leased Portfolio #41 (Loan No. 11)

The single tenant at the Dignity Health – Glendale, AZ Mortgaged Property has an option to purchase the related Mortgaged Property at the end of its current lease term (August 22, 2034) and the end of any extension term, upon notice delivered not earlier than nine months prior to the expiration of the current term. The purchase price is equal to the then current fair market value of the Mortgaged Property, but in no event less than the amount required to pay off any then current and existing mortgage or deed of trust liens on the Mortgaged Property (which in no event may exceed a maximum loan-to-value of 85% measured as of delivery of the premises to the tenant in accordance with certain lease requirements). The fair market value is to be determined by agreement of the parties. If the parties are unable to agree, the parties are required to exchange written opinions of the fair market value of the Mortgaged Property in sealed envelopes, and if the higher opinion of value is not more than 5% greater than the lower opinion of value, the average of the two values will be deemed to be the fair market value; otherwise the fair market value is required to be determined pursuant to an arbitration procedure.

In addition, the related single tenant at each of eight Mortgaged Properties: the CVS Pharmacy -- Schaumburg, IL,

Sch. C-1

Dignity Health — Glendale, AZ, Tractor Supply — Alexandria, LA, Tractor Supply — Toughkenamon, PA, Walgreens — Columbus, OH, Walgreens — Harker Heights, TX, Walmart Neighborhood Market — Forest, VA and Walmart Neighborhood Market— Mobile, AL properties has a right of first refusal (“ROFR”) to purchase the related Mortgaged Property.

With respect to the Dignity Health — Glendale, AZ Mortgaged Property, the related lease provides that the ROFR will not apply to any foreclosure by the holder or any mortgage, deed of trust or deed to secure debt, any transfer in lieu of any such foreclosure or any exercise of any rights by the holder of any mortgage, deed of trust or deed to secure debt, but shall revive following transfer of the Mortgaged Property pursuant to any of the foregoing. In addition, a subordination, non-disturbance and attornment agreement (“SNDA”) by the tenant at the Dignity Health –Glendale, AZ Mortgaged Property states that the tenant's right of first offer, right of first refusal and/or preferential right to purchase all or any portion of the Mortgaged Property pursuant to the lease will remain superior to the terms, conditions, lien, operation and effect of the mortgage; provided that the tenant agrees and acknowledges that such rights shall not be exercisable in the event of or in connection with any of the following: (i) a foreclosure and sale or other suit, sale or proceeding under the mortgage, whether judicial or non-judicial, (ii) any deed in lieu of foreclosure that may be given to the lender or its designee, or (iii) any other taking of title to the Mortgaged Property by the lender or its designee in connection with the exercise of the lender's rights and remedies pursuant to the mortgage.

The related SNDA for each such Mortgaged Property with Tractor Supply as the tenant provides that the tenant’s ROFR is subordinate to the related mortgage. However, the ROFR would apply to any transfers subsequent to the lender taking title to the related Mortgaged Property.

The related SNDA for each such Mortgaged Property with Walgreens as the tenant provides that such right will not apply to the mortgagee or any other party that acquires title or right of possession of the leased premises through a foreclosure, deed-in-lieu of foreclosure or any other enforcement action under the mortgage; provided, however, that such right will apply to subsequent purchasers of the leased premises.

Sch. C-2

The related lease for each such Mortgaged Property with Walmart Neighborhood Market as the sole tenant provides that the ROFR will not apply to (i) the grant by the landlord of any mortgage, deed of trust or similar security agreement to a bona fide third-party commercial lender to secure the payment of debt of the landlord related to the Mortgaged Property, or (ii) a foreclosure by or deed in lieu of foreclosure to or at the direction of such bona fide third-party commercial lender, but the ROFR will survive such foreclosure sale (or deed in lieu of foreclosure) and be binding on the lender or other party acquiring the Mortgaged Property at foreclosure or by deed in lieu of foreclosure.

With respect to the CVS Pharmacy—Schaumburg, IL Mortgaged Property, the tenant has executed an SNDA; however, such SNDA does not provide that the ROFR will not apply to a foreclosure or deed in lieu of foreclosure by the lender, and accordingly the ROFR could be exercised in connection with a foreclosure or deed in lieu of foreclosure.

In addition, with respect to the BioLife Plasma Services L.P. – Avondale, AZ Mortgaged Property and the BioLife Plasma Services L.P. – Richmond, VA Mortgaged Property, the respective lease of the sole tenant at each such Mortgaged Property restricts the landlord from selling or leasing the leased premises, or any part thereof, to any person or entity operating a plasmapheresis center or conducting any other business which competes with the business of BioLife Plasma Services for the two-year period after the expiration or earlier termination of the BioLife Plasma Services lease. Further, at each such Mortgaged Property, BioLife Plasma Services has the option to terminate its lease at any time upon 30 days’ prior notice and payment of a termination fee.

7 and 8	Naiman Industrial Portfolio (Loan No. 20)	The largest tenant at the Richmond Road Mortgaged Property, Gunton Corporation, has a right of first offer (“ROFO”) to purchase the tenant’s leased premises at the Richmond Road Mortgaged Property if the landlord intends to sell. The terms of the ROFO do not preclude such ROFO from applying to a foreclosure or deed in lieu of foreclosure and the tenant has not entered into a subordination, non-disturbance and attornment agreement.
7 and 8	Apple Cupertino (Loan No. 29)	Under the lease in effect as of the origination date, the sole tenant at the Mortgaged Property has a right of first offer to purchase the Mortgaged Property. The tenant has agreed in a subordination, non-disturbance and attornment agreement that such rights of first offer will not apply to the sale or transfer of

Sch. C-3

the Mortgaged Property in connection with foreclosure proceedings or a deed in lieu of foreclosure. However, such right would apply to any subsequent transfers. Under a new lease that takes effect February 1, 2021, the sole tenant has both a right of first offer to and a right of first refusal to purchase the Mortgaged Property, however, the terms of the lease state that the tenant has no right to purchase the Mortgaged Property with respect to any transfer to any mortgagee, beneficiary or other party that acquires the Mortgaged Property though a foreclosure sale or deed in lieu of foreclosure. However, such right would apply to any subsequent transfers.
7 and 8	Walgreens Anchorage AK (Loan No. 31)	The sole tenant at the Mortgaged Property has a right of first refusal to purchase the Mortgaged Property. The tenant has agreed in a subordination, non-disturbance and attornment agreement that such right of first refusal will not apply to a successor landlord in a foreclosure, deed in lieu or other enforcement action. However, such right would apply to any subsequent transfers.
15	1049 5th Avenue (Loan No. 38)	There is ongoing litigation against the borrower, the non-recourse carveout guarantor, and certain entities in which the non-recourse carveout guarantor and his family members have ownership interests. The plaintiff is the guarantor’s brother. The litigation results from intra-family disputes that stem from the ownership of the family’s business assets and the division of those assets among the family members upon the father’s death in 2002. There are ten claims which have been dismissed, but could be appealed, and seven claims currently open against the guarantor, the borrower, and certain borrower affiliates. With respect to the open claims, the borrower is listed as a nominal defendant because the claims against it are derivative. The open claims against the guarantor include claims for unjust enrichment relating to the sale of the Mortgaged Property, and derivative claims for corporate waste and breach of fiduciary duty. Plaintiff is seeking monetary damages in the amount of $10,000,000, which is significantly higher than the guarantor’s net worth. In connection with the lawsuit, the plaintiff filed a lis pendens against the Mortgaged Property, which if valid, would create a lien for a later judgement. In addition, pursuant to stipulation entered into by the parties, the borrower is required to inform the plaintiff of any plans to sell, transfer or encumber the Mortgaged Property; however, it is not known whether the borrower informed the plaintiff that it incurred the Mortgage Loan. No exception was taken in the lender’s title insurance policy for the above matters. The borrower signed an

Sch. C-4

undertaking with the title company to remove the lis pendens and the Mortgage Loan documents require the borrower to cause the lis pendens to be cancelled within 150 days of the origination date (subject to reasonable extension by the lender if the borrower is diligently pursuing such cancellation) and to file a motion on the related litigation docket that the stipulation is void within 60 days of the origination date (subject to reasonable extension by the lender if the borrower is diligently pursuing such cancellation).
15	Rent A Space Dunbar (Loan No. 45)

Two of the non-recourse carveout guarantors (Lawrence Kaplan and George Thacker) have been named defendants in a civil action filed in New York state court on December 19, 2018 in New York County, New York. The lawsuit was initiated by a former partner and co-owner of Kaplan’s, alleging that the plaintiff was unjustly terminated by the defendants, and that the defendants abused their control position, misused trade secrets and misappropriated assets. The plaintiff seeks damages in an amount not less than $50 million. The lawsuit is not related to the Mortgaged Property. The case was dismissed against Lawrence Kaplan and George Thacker on October 14, 2020. The plaintiffs filed an appeal of such dismissal, which remains pending.

A complaint was filed on January 18, 2021 by a former employee against Lawrence Kaplan, as one of the defendants, for breach of contract, unjust enrichment, and breach of the covenant of good faith and fair dealing. The plaintiff seeks damages in an amount not less than $3 million. The litigation remains pending.

18	ExchangeRight Net Leased Portfolio #41 (Loan No. 11)	The Mortgage Loan documents allow the Mortgagor to rely on any tenant maintaining all or a portion of the property insurance coverage (including flood insurance, if applicable) otherwise required under the Mortgage Loan (other than business income coverage and general liability and umbrella liability coverages) to the extent that (i) such tenant’s lease is in full force and effect and no default has occurred thereunder, (ii) such tenant is in actual, physical possession of the entire leased premises and is open to the public for business during customary hours, (iii) such tenant has satisfied all insurance requirements set forth in its lease and is permitted to maintain insurance for the applicable Mortgaged Property pursuant to its lease, (iv) such tenant has provided third-party insurance that satisfies the insurance provisions of the Mortgage Loan agreement, (v) such tenant’s lease provides (or the applicable tenant thereunder delivers written confirmation) that such lease will remain in full force and effect following a casualty or to

Sch. C-5

the extent such tenant’s lease is terminated following any casualty, the applicable insurance proceeds will be deposited with the lender, (vi) (A) the lender is named as a mortgagee/loss payee on each of the policies maintained by such tenant and (B) the Mortgagor is named as an additional insured or additional named insured on each of the policies maintained by such tenant, and (vii) the Mortgagor delivers, not less frequently than annually, evidence of the applicable tenant’s maintenance of the required insurance. If such conditions are not satisfied, the Mortgagor must promptly procure and maintain either (x) “primary” insurance coverage in the event that the tenant does not provide the applicable insurance coverage or (y) “excess and contingent” insurance coverage, in the event that the tenant does not have sufficient insurance coverage to meet the requirements of the Mortgage Loan agreement, over and above any other valid and collectible coverage then in existence, as is necessary to bring the insurance coverage for the Mortgaged Property into full compliance with the provisions of the Mortgage Loan agreement.

The threshold for the lender having the right to hold and disburse insurance proceeds is the lesser of (x) $250,000 and (y) 5% of the allocated loan amount of the applicable individual Mortgaged Property.

18	Walgreens Anchorage AK (Loan No. 31)	The Mortgagor is permitted to rely on the insurance (either in the form of third party insurance or self-insurance) of the sole tenant of the Mortgaged Property, in order to satisfy some or all of the Mortgagor’s insurance obligations under the related loan documents. Such insurance may not satisfy the requirements of Representation 18.
18	All MSMCH Mortgage Loans (Loan Nos. 2, 5, 11, 13, 15, 16, 20, 27, 29, 31, 32, 34, 37, 38, 40, 45 and 48)

The Mortgage Loan documents may allow the Mortgagor to obtain insurance from an insurer that does not meet the required rating if it obtains a “cut through endorsement” from an insurance company that meets the required rating. The Mortgage Loan documents may also allow the Mortgagor to obtain insurance from an insurer that does not meet the required rating if a parent company that owns at least 51% of the insurer has the required rating and use of such insurance is approved by the rating agencies.

The threshold for the lender having the right to hold and disburse insurance proceeds may be based on 5% of the original principal amount rather than 5% of the outstanding principal amount.

Sch. C-6

In addition, all exceptions to Representation 31 set forth herein for all MSMCH Mortgage Loans are also exceptions to this Representation 18.
19	ExchangeRight Net Leased Portfolio #41 (Loan No. 11)	The Tractor Supply-Toughkenamon, PA Mortgaged Property is part of a shared tax parcel. An application has been made for the creation of a separate tax parcel, but because the Tractor Supply tenant pays taxes directly to the taxing authority, no escrow for taxes is required for this particular Mortgaged Property.
26	Fresh Pond Cambridge (Loan No. 13)	The use of the related spaces at the Mortgaged Property as a movie theater and as an auto repair store are legal non-conforming uses.
26	Walgreens Anchorage AK (Loan No. 31)	Zoning Report states that the existing parking is conforming, provided that two parking spaces are striped (in an area where the parking stripes have faded) to comply with the code requirement of 42 parking spaces. The Mortgagor is required to provide an updated zoning report within six months of the origination date showing that the Mortgaged Property has 42 parking spaces.
28	605 Third Avenue (Loan No. 2)	There is no non-recourse carveout guarantor and no separate environmental indemnitor with respect to the Mortgage Loan or the related Whole Loan.
28	250 West 57th Street (Loan No. 5)	The related loan documents do not provide for recourse for the Mortgagor filing an answer “otherwise acquiescing in” any involuntary petition. The related loan documents provide for recourse for the Mortgagor failing to oppose any involuntary bankruptcy petition filed against it, to the extent the Mortgagor has defenses to such involuntary bankruptcy petition pursuant to Bankruptcy Code Sections 303(b) and 303(h), where such involuntary bankruptcy petition is initiated by any person (other than the lender) under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law (provided, however, notwithstanding the foregoing, the debt will not be recourse to the Mortgagor if there is an entry for an order of relief in an involuntary bankruptcy proceeding in which the Mortgagor has no defenses to such involuntary bankruptcy).
28	All MSMCH Mortgage Loans (Loan Nos. 2, 5, 11, 13, 15, 16, 20, 27, 29, 31, 32, 34, 37, 38, 40, 45 and 48)	The environmental indemnity agreements or other Mortgage Loan documents may contain provisions to the effect that, if an environmental insurance policy reasonably acceptable to the lender is obtained with respect to the Mortgaged Property, the lender and other indemnified parties are required to first make a claim under such environmental insurance policy, and may not make a claim against the environmental indemnitors, except to the extent that such environmental insurance policy does not cover the losses suffered and/or does not fully cover the costs of such losses or of any remediation or the lender or

Sch. C-7

other indemnified parties have been unable to recover under such environmental insurance policy with respect to all or a portion of such costs or losses within a reasonable period of time despite good faith efforts to do so (or in certain cases, within a specified time period after the date the lender or other indemnified parties commenced efforts to collect such environmental losses).

The Mortgage Loan documents may provide that there will not be recourse for voluntary transfers of either the Mortgaged Property or equity interests in Mortgagor made in violation of the Mortgage Loan documents to the extent of failure to comply with administrative requirements of notice and updated organizational charts for what would otherwise constitute permitted transfers.

31	All MSMCH Mortgage Loans (Loan Nos. 2, 5, 11, 13, 15, 16, 20, 27, 29, 31, 32, 34, 37, 38, 40, 45 and 48)

The Mortgage Loan documents may allow terrorism insurance to be obtained from an insurer that is rated at least investment grade (i.e. “BBB-”) by S&P and also rated at least “BBB-” by Fitch, and/or “Baa3” by Moody’s (if such rating agencies rate any securitization of such mortgage loans and also rate the insurer). In addition, with respect to terrorism insurance, the Mortgage Loan documents may provide for 12 months, rather than 18 months, of business interruption coverage, even if the Mortgage Loan is in excess of $50,000,000. In addition, the Mortgage Loan documents may provide that if TRIPRA or a similar statue is not in effect, the related Mortgagor will not be required to spend on the premium for terrorism insurance coverage more than two (2) times the premium then currently payable in respect of the property and business interruption/loss of rents insurance required under the Mortgage Loan documents (without giving effect to the cost of terrorism, earthquake, and in some cases, flood and/or windstorm components of such insurance at the time terrorism coverage is excluded from any insurance policy).

All exceptions to Representation 18 set forth herein for all MSMCH Mortgage Loans are also exceptions to Representation 31.

33	250 West 57th Street (Loan No. 5)	The Mortgagor is a recycled entity, which previously, together with certain of its affiliates, acted as a guarantor of loans made to the non-recourse carveout guarantor.
40	All MSMCH Mortgage Loans (Loan Nos. 2, 5, 11, 13, 15, 16, 20, 27, 29, 31,	With respect to any covenants under the related Mortgage Loan that require the Mortgagor to ensure a tenant or Mortgaged Property is operating or to enforce the terms of leases, such Mortgagor may be in default of one or more of such covenants due to closures mandated or recommended by

Sch. C-8

32, 34, 37, 38, 40, 45 and 48)	governmental authorities and moratoriums imposed by governmental authorities on real estate remedies or due to the Mortgagor forbearing to enforce rent payment obligations on tenants failing to pay rent as a result of such closures.

Sch. C-9

EXHIBIT D-1

FORM OF CERTIFICATE OF THE SECRETARY OR
AN ASSISTANT SECRETARY OF THE MORTGAGE LOAN SELLER

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

ASSISTANT SECRETARY’S CERTIFICATE

I, [_____], an Assistant Secretary of Morgan Stanley Mortgage Capital Holdings LLC, a New York limited liability company (the “Mortgage Loan Seller”), HEREBY CERTIFY that:

1.	Attached hereto as Exhibit A is a true and complete copy of the Articles of Organization of the Mortgage Loan Seller, which are in full force and effect on the date hereof.

2.	Attached hereto as Exhibit B is a true and correct copy of the Operating Agreement of the Mortgage Loan Seller, which is in full force and effect on the date hereof.

3.	Attached hereto as Exhibit C is a true and complete copy of resolutions relating to loan sales and securitizations duly adopted by the Board of Directors of the Mortgage Loan Seller as of [DATE]. Such resolutions have not been modified, amended, rescinded or revoked and remain in full force and effect on the date hereof.

4.	Each person who, as an officer or representative of the Mortgage Loan Seller, signed any document delivered in connection with the BANK 2021-BNK31 transaction was at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative and the signatures of such persons appearing on such documents are their genuine signatures.

IN WITNESS WHEREOF, I have signed this Certificate as of February 11, 2021.

Name:
Title:

Exh. D-1-1

EXHIBIT D-2

FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

CERTIFICATE OF MORTGAGE LOAN SELLER

In connection with the execution and delivery by Morgan Stanley Mortgage Capital Holdings LLC (“Morgan Stanley”) of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated and effective as of January 28, 2021 (the “Mortgage Loan Purchase Agreement”) between Morgan Stanley, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (the “Purchaser”), the undersigned hereby certifies that (i) except as set forth on Schedule C to the Mortgage Loan Purchase Agreement, the representations and warranties of Morgan Stanley in or made pursuant to Section 4(a) and Section 4(b) of the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date, (ii) Morgan Stanley has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof, and (iii) since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of Morgan Stanley. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this February 11, 2021.

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

By:
Name:
Title:

Exh. D-2-1

EXHIBIT E

FORM OF OFFICER’S CERTIFICATE OF
MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

[_____] [_], 2021

Wells Fargo Securities, LLC
30 Hudson Yards, 15th Floor
New York, New York 10001
Attention: A.J. Sfarra

cmbsnotices@wellsfargo.com

Troy B. Stoddard, Esq.
Senior Counsel, Wells Fargo Legal Department, D1086-341
550 South Tryon Street, 34th Floor
Charlotte, North Carolina 28202

With copies to the Addressees listed on Schedule A

Re: BANK 2021-BNK31 – Officer’s Certificate Pursuant to Section 4(i) of the Mortgage Loan Purchase Agreement

Reference is hereby made to that certain Pooling and Servicing Agreement, dated February 1, 2021, and that certain Mortgage Loan Purchase Agreement, dated and effective as of January 28, 2021 (the “Mortgage Loan Purchase Agreement”), between the undersigned (the “Mortgage Loan Seller”) and Wells Fargo Commercial Mortgage Securities, Inc. In accordance with Section 4(i) of the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller hereby certifies to the parties listed on Schedule A, as follows:

1.	The Mortgage Loan Seller has delivered the Diligence File (as defined in the Pooling and Servicing Agreement) with respect to each Mortgage Loan to the Designated Site (as defined in the Pooling and Servicing Agreement); and

2.	Each Diligence File constitutes all documents required under the definition of “Diligence File” and such Diligence File is organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and the Mortgage Loan Seller.

Capitalized terms used herein without definition have the meanings given them in the Mortgage Loan Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has caused this diligence file certification to be executed by its duly authorized officer or representative, the [_] day of [_______], 2021.

Exh. E-1

Sincerely yours,

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

By:
Name:
Title:

Exh. E-2

SCHEDULE A

LIST OF ADDRESSEES TO BE COPIED

GENERAL MASTER SERVICER:

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
Three Wells Fargo
MAC D1050-084
401 South Tryon Street, 8th Floor
Charlotte, North Carolina 28202
Attention: BANK 2021-BNK31 Asset Manager

Email: commercial.servicing@wellsfargo.com

GENERAL SPECIAL SERVICER:

KeyBank National Association

11501 Outlook Street, Suite 300
Overland Park, Kansas 66211
Attention: Alan Williams
Facsimile number: (877) 379-1625
Email: keybank_notices@keybank.com

CERTIFICATE ADMINISTRATOR:

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services (CMBS) – BANK 2021-BNK31
Email: cts.cmbs.bond.admin@wellsfargo.com;
trustadministrationgroup@wellsfargo.com

TRUSTEE:
Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee BANK 2021-BNK31
Email: CMBSTrustee@wilmingtontrust.com

DIRECTING CERTIFICATEHOLDER:

LD II Holdco XIV, LLC

c/o Prime Finance

1330 Avenue of the Americas

New York, NY 10019

Attention: Jon. W Brayshaw and Luke Dann
Email: jbrayshaw@primefinance.com and ldann@primefinance.com

ASSET REPRESENTATIONS REVIEWER:

Park Bridge Lender Services LLC

600 Third Avenue, 40th Floor

Exh. E-3

New York, New York 10016
Attention: BANK 2021-BNK31 Transaction Manager

With a copy sent via email to: cmbs.notices@parkbridgefinancial.com with BANK 2021-BNK31 in the subject line

OPERATING ADVISOR:

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: BANK 2021-BNK31 Transaction Manager

With a copy sent via email to: cmbs.notices@parkbridgefinancial.com with BANK 2021-BNK31 in the subject line

RISK RETENTION CONSULTATION PARTY

Wells Fargo Bank, National Association
c/o Wells Fargo Securities, LLC
10 S. Wacker Drive, 32nd Floor, N8405-320
Chicago, Illinois 60606
Attention: Brigid Mattingly
Email: Brigid.mattingly@wellsfargo.com

with a copy to:

Troy B. Stoddard, Esq.
Senior Counsel, Wells Fargo Legal Department, D1086-341
550 South Tryon Street, 34th Floor
Charlotte, North Carolina 28202

Email: troy.stoddard@wellsfargo.com

Exh. E-4

EXHIBIT F

FORM OF LIMITED POWER OF ATTORNEY

TO WELLS FARGO BANK, NATIONAL ASSOCIATION AND KeyBank National Association WITH RESPECT TO BANK 2021-BNK31, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2021-BNK31

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement dated and effective as of January 28, 2021 (the “Mortgage Loan Purchase Agreement”), between Morgan Stanley Mortgage Capital Holdings LLC (“Seller”) and Wells Fargo Commercial Mortgage Securities, Inc. (“Depositor”), Seller is selling certain commercial and/or multifamily mortgage loans (the “Mortgage Loans”) to Depositor;

WHEREAS, pursuant to the terms of the Pooling and Servicing Agreement dated as of February 1, 2021 (the “Pooling and Servicing Agreement”), among the Depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer (the “General Special Servicer”), National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wilmington Trust, National Association, as trustee (the “Trustee”), and Wells Fargo Bank, National Association, as certificate administrator, as custodian (in such capacity, the “Custodian”), as certificate registrar, and as authenticating agent, the Trustee, the Custodian and the General Special Servicer are granted certain powers, responsibilities and authority in connection with the completion and the filing and recording of assignments of mortgage, deeds of trust or similar documents, Form UCC-3 assignments of financing statements, reassignments of assignments of leases, rents and profits and other Mortgage Loan documents required to be filed or recorded in appropriate public filing and recording offices;

WHEREAS, Seller has agreed to provide this Limited Power of Attorney pursuant to the Mortgage Loan Purchase Agreement;

NOW, THEREFORE, Seller does hereby make, constitute and appoint the Custodian (on behalf of the Trustee), acting solely in its capacity as Custodian under, and in accordance with the terms of, the Pooling and Servicing Agreement, Seller’s true and lawful agent and attorney-in-fact with respect to each Mortgage Loan in Seller’s name, place and stead: (i) to complete (to the extent necessary) and to cause to be submitted for filing or recording in the appropriate public filing or recording offices, all assignments of mortgage, deeds of trust or similar documents, assignments or reassignments of rents, leases and profits, in each case in favor of the Trustee, as set forth in the definition of “Mortgage File” in Section 1.01 of the Pooling and Servicing Agreement, that have been received by the Trustee or a Custodian on its behalf, and all Form UCC-3 assignments of financing statements and all other comparable instruments or documents with respect to the Mortgage Loans which are customarily and reasonably necessary or appropriate to assign agreements, documents and instruments pertaining to the Mortgage Loans, in each case in favor of the Trustee as set forth in the definition of “Mortgage File” in, and in accordance with Section 1.01 of, the Pooling and Servicing Agreement, and to evidence, provide notice of and perfect such assignments and conveyances in favor of the Trustee in the public records of the appropriate filing and recording offices; and (ii) to prepare, execute and file or record in the appropriate public filing or recording offices, as applicable, all other Mortgage

Exh. F-1

Loan documents to be recorded under the terms of the Pooling and Servicing Agreement or any such Mortgage Loan documents which have not been submitted for filing or recordation by Seller on or before the date hereof or which have been so submitted but are subsequently lost or returned unrecorded or unfiled as a result of actual or purported defects therein, in order to evidence, provide notice of and perfect such documents in the public records of the appropriate filing and recording offices. Notwithstanding the foregoing, this Limited Power of Attorney shall grant to the Custodian (on behalf of the Trustee) and the General Special Servicer only such powers, responsibilities and authority as are set forth in Section 2 of the Mortgage Loan Purchase Agreement.

Seller does also hereby make, constitute and appoint the General Special Servicer, acting solely in its capacity as General Special Servicer under the Pooling and Servicing Agreement, Seller’s true and lawful agent and attorney-in-fact with respect to the Mortgage Loans in Seller’s name, place and stead solely to exercise and perform all of the rights, authority and powers of the Custodian (on behalf of the Trustee) as set forth in the preceding paragraph in the event of the failure or the incapacity of the Custodian to do so for any reason. As between the General Special Servicer and any third party, no evidence of the failure or incapacity of the Custodian shall be required and such third party may rely upon the General Special Servicer’s written statement that it is acting pursuant to the terms of this Limited Power of Attorney.

The enumeration of particular powers herein is not intended in any way to limit the grant to the Custodian (on behalf of the Trustee) or the General Special Servicer as Seller’s attorney-in-fact of full power and authority with respect to the Mortgage Loans to complete (to the extent necessary), file and record any documents, instruments or other writings referred to above as fully, to all intents and purposes, as Seller might or could do if personally present, hereby ratifying and confirming whatsoever such attorney-in-fact shall and may do by virtue hereof; and Seller agrees and represents to those dealing with such attorney-in-fact that they may rely upon this Limited Power of Attorney until termination thereof under the provisions of the second following paragraph below. As between Seller, the Depositor, the General Special Servicer, the Custodian, the Trust and the Certificateholders, neither the Custodian nor the General Special Servicer may exercise any right, authority or power granted by this Limited Power of Attorney in a manner which would violate the terms of the Pooling and Servicing Agreement, but any and all third parties dealing with the Custodian (on behalf of the Trustee) or the General Special Servicer as Seller’s attorney-in-fact may rely completely, unconditionally and conclusively on the authority of the Custodian or the General Special Servicer, as applicable, and need not make any inquiry about whether the Custodian or the General Special Servicer is acting pursuant to the Pooling and Servicing Agreement. Any purchaser, title insurance company or other third party may rely upon a written statement by the Custodian or the General Special Servicer that any particular Mortgage Loan or related mortgaged real property in question is subject to and included under this Limited Power of Attorney and the Pooling and Servicing Agreement.

Any act or thing lawfully done hereunder by the Custodian (on behalf of the Trustee) or the General Special Servicer shall be binding on Seller and Seller’s successors and assigns.

This Limited Power of Attorney shall continue in full force and effect with respect to the Custodian (on behalf of the Trustee) and the General Special Servicer, as applicable, until the earliest occurrence of any of the following events:

Exh. F-2

(1)	with respect to the Custodian (on behalf of the Trustee), the termination of the Custodian and its replacement with a successor Custodian under the terms of the Pooling and Servicing Agreement;

(2)	with respect to the General Special Servicer, the termination of such entity and its replacement with a successor General Special Servicer under the terms of the Pooling and Servicing Agreement;

(3)	with respect to the Custodian (on behalf of the Trustee), the appointment of a receiver or conservator with respect to the business of the Custodian, or the filing of a voluntary or involuntary petition in bankruptcy by or against the Custodian;

(4)	with respect to the General Special Servicer, the appointment of a receiver or conservator with respect to the business of such entity, or the filing of a voluntary or involuntary petition in bankruptcy by or against such entity;

(5)	with respect to each of the Custodian (on behalf of the Trustee) and the General Special Servicer and any Mortgage Loan, such Mortgage Loan is no longer a part of the Trust;

(6)	with respect to each of the Custodian (on behalf of the Trustee) and the General Special Servicer, the termination of the Pooling and Servicing Agreement in accordance with its terms; and

(7)	with respect to the General Special Servicer, the occurrence and continuance of, or failure to cure, any of the events described under Section 7.01(a) of the Pooling and Servicing Agreement with respect to the General Special Servicer.

Nothing herein shall be deemed to amend or modify the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreement or the respective rights, duties or obligations of Seller under the Mortgage Loan Purchase Agreement, and nothing herein shall constitute a waiver of any rights or remedies under the Pooling and Servicing Agreement.

Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Mortgage Loan Purchase Agreement or, if not defined therein, then in the Pooling and Servicing Agreement.

THIS POWER OF ATTORNEY AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

[Signature on next page]

Exh. F-3

IN WITNESS WHEREOF, Seller has caused this instrument to be executed and its corporate seal to be affixed hereto by its officer duly authorized as of _______________, 2021.

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

By:
Name:
Title:

Exh. F-4

ACKNOWLEDGEMENT

STATE OF	)
)ss:
COUNTY OF	)

On this ____ day of _____________ 20__, before me appeared __________________, to me personally known, who, being by me duly sworn did say that he/she is the ___________________ of Morgan Stanley Mortgage Capital Holdings LLC, and that the seal affixed to the foregoing instrument is the corporate seal of said entity, and that said instrument was signed and sealed in behalf of said entity by authority of its board of directors (or equivalent authorizing parties), and said ___________________ acknowledged said instrument to be the free act and deed of said entity.

Name:
Notary Public in and for said County and State

My Commission Expires:

Exh. F-5